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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21331

Evergreen Multi-Sector Income Fund

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

Item 1 - Reports to Stockholders.

  Evergreen Multi-Sector Income Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FINANCIAL HIGHLIGHTS
5	SCHEDULE OF INVESTMENTS
29	STATEMENT OF ASSETS AND LIABILITIES
30	STATEMENT OF OPERATIONS
31	STATEMENTS OF CHANGES IN NET ASSETS
32	STATEMENT OF CASH FLOWS
33	NOTES TO FINANCIAL STATEMENTS
46	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
47	ADDITIONAL INFORMATION
53	AUTOMATIC DIVIDEND REINVESTMENT PLAN
56	TRUSTEES AND OFFICERS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

The fund has filed with the New York Stock Exchange (“NYSE”) its chief executive officer certification regarding compliance with the NYSE’s listing standards and has filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

December 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Multi-Sector Income Fund for the twelve-month period ended October 31, 2008 (the “period”).

Investors encountered an extraordinary environment as the fiscal year came to a close. After several months of poor performance by stocks and corporate bonds during the summer months, their valuations plummeted sharply during September and October 2008, the final two months of the period. Faced with mounting reports of slowing economic activity, investors grew increasingly fearful that the global economy had entered a recession. In October 2008 alone, the U.S. equity market experienced its worst one-month loss in more than 20 years, with most major stock market indexes declining by double-digit figures. Domestic high yield, corporate bond benchmarks also recorded double-digit losses for the month. In contrast, U.S. Treasury securities tended to hold up relatively well as investors sought out the very highest-quality and most liquid of assets. In the final month of the period, only short-term U.S. Treasuries performed well when safety-conscious investors appeared willing to accept yields that sometimes fell below 1%. Virtually every other asset class suffered in the flight to quality that spread to capital markets beyond the United States. Foreign equity benchmarks declined amid growing fears that economic weakening in the United States would prove contagious. In world bond markets, sovereign government securities of industrialized nations performed relatively well, but the values of emerging market debt and foreign high yield corporate bonds were pulled down. Even the prices of oil and natural gas began to retreat on world markets after climbing to unprecedented heights in the summer of 2008.

Despite aggressive interventions by the governments and central banks of major industrialized nations, economic news grew steadily worse during the period. After months of deterioration, the U.S. economy contracted in the third quarter of 2008. The Commerce Department reported that the nation’s real Gross Domestic Product fell by 0.3% from July 2008 through September 2008, with consumer spending recording its greatest drop in three decades. The announcement appeared to validate expectations that the economy had entered into a recession and it reinforced fears that the slowdown could persist at least through the first quarter of 2009. The news was hardly unexpected, as it followed the steady accumulation of reports documenting rapidly rising unemployment, declining housing values, weakening corporate earnings, falling manufacturing activity and slowing consumer spending. Several prominent American and European financial institutions either failed or were rescued from possible collapse

LETTER TO SHAREHOLDERS continued

with the active assistance of central governments. In the United States, the Federal Reserve Board (the “Fed”), the Treasury Department, the Federal Deposit Insurance Corporation and the Securities and Exchange Commission took a series of dramatic and innovative steps to help the economy and the financial markets emerge from this crisis. In October 2008, Congress rushed through a $700 billion rescue plan designed to purchase distressed mortgage and asset-backed securities while addressing the capital inadequacy of banks. In a further effort to re-stimulate lending activity, the Fed in October 2008 slashed the key fed funds rate twice, bringing the influential bank overnight lending rate to just 1.00%. The news of a weakening economy continued unabated after the period ended. Even as investors pondered the effects both of the victory of Senator Barack Obama in the U.S. presidential election and of the gains by fellow Democrats in Congress, new attention focused on the deteriorating conditions in the domestic automotive industry. Debate started on whether automakers, in addition to financial institutions, should receive a federal rescue package. Overseas, signs of economic slowing grew in even the fastest-growing economies. In China, the central government announced a major fiscal program to stimulate growth. Meanwhile, major central banks in industrialized nations throughout the world cut short-term rates to inject liquidity into the financial markets.

During a volatile and challenging period in the capital markets, managers of Evergreen Multi-Sector Income Fund maintained their strategy seeking a high level of income with limited exposure to the risks from changing interest rates. Assets of this closed-end fund were allocated among sleeves of U.S. high yield, corporate bonds, investment-grade foreign debt securities and U.S. adjustable-rate, mortgage-backed securities.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully diversified strategies to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you may also access details about daily fund prices, yields, dividend rates and fund facts about Evergreen closed-end funds. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

NYSE Euronext (NYX) completed its acquisition of the American Stock Exchange (Amex). Amex became a subsidiary of NYSE Euronext under the new name NYSE Alternext US LLC. The Fund, along with more than 500 Amex-listed companies, now trade on NYSE Euronext.

Notice to Shareholders:

The Fund’s Annual Meeting of Shareholders scheduled for January 16, 2009 at 10:30am has been adjourned to February 12, 2009 at 10:30am.

FINANCIAL HIGHLIGHTS

(For a common share outstanding throughout each period)

	Year Ended October 31,

	2008	2007	2006	2005	2004

Net asset value, beginning of period	$18.74	$18.55	$18.91	$20.19	$19.38

Income from investment operations
Net investment income (loss)	1.68	1.73 [1]	1.60 [1]	1.49 [1]	1.62
Net realized and unrealized gains or losses on investments	(5.35)	0.29	(0.06)	(1.06)	0.94
Distributions to preferred shareholders from[1]
Net investment income	(0.30)	(0.51)	(0.45)	(0.28)	(0.13)
Net realized gains	0	0	0	0 [2]	0

Total from investment operations	(3.97)	1.51	1.09	0.15	2.43

Distributions to common shareholders from
Net investment income	(1.30)	(1.29)	(1.34)	(1.43)	(1.62)
Net realized gains	0	0	(0.01)	0	0
Tax basis return of capital	0	(0.03)	(0.10)	0	0

Total distributions to common shareholders	(1.30)	(1.32)	(1.45)	(1.43)	(1.62)

Offering costs charged to capital for
Preferred shares	0	0	0	0 [2]	0

Net asset value, end of period	$13.47	$18.74	$18.55	$18.91	$20.19

Market value, end of period	$11.68	$16.22	$17.07	$16.42	$18.49

Total return based on market value[3]	(21.43)%	2.64%	13.46%	(3.77)%	11.23%

Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$566,515	$787,919	$780,321	$795,244	$849,127
Liquidation value of preferred shares, end of period (thousands)	$80,108	$400,475	$400,402	$400,309	$400,165
Asset coverage ratio, end of period	249%	296%	299%	299%	312%
Ratios to average net assets applicable to common shareholders
Expenses including waivers/reimbursements and interest expense but excluding expense reductions	1.90%	1.15%	1.15%	1.11%	1.12%
Expenses including interest expense but excluding waivers/reimbursements and expense reductions	1.95%	1.15%	1.15%	1.11%	1.12%
Expenses including waivers/reimbursements but excluding expense reductions and interest expense	1.36%	1.13%[4]	1.14%[4]	1.11%[4]	1.12%[4]
Interest expense[5]	0.54%	0.02%	0.01%	0.00%	0.00%
Net investment income (loss)[6]	7.85%	6.54%	6.18%	6.08%	6.99%
Portfolio turnover rate	92%	95%	62%	80%	78%

1	Calculated based on average common shares outstanding during the period.
2	Amount represents less than $0.005 per share.
3

Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

4	Ratio is adjusted for interest expense associated with borrowing and/or leverage transactions which is not considered material to previously issued financial statements.
5	Interest expense ratio relates to interest associated with borrowings and/or leverage transactions.
6	The net investment income (loss) ratio reflects distributions paid to preferred shareholders.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2008

	Principal Amount	Value

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE
OBLIGATIONS 14.1%
FIXED-RATE 0.3%
FNMA:
Ser. 2001-25, Class Z, 6.00%, 06/25/2031	$1,301,571	$1,339,473
Ser. 2001-51, Class P, 6.00%, 08/25/2030	599,567	605,559

		1,945,032

FLOATING-RATE 13.8%
FHLMC:
Ser. 0196, Class A, 5.43%, 12/15/2021	168,675	168,773
Ser. 1500, Class FD, 2.88%, 05/15/2023	4,327,037	4,346,855
Ser. 1650, Class J, 6.50%, 06/15/2023	222,813	223,363
Ser. 2182, Class FE, 4.27%, 05/15/2028	650,165	648,956
Ser. 2247, Class FC, 5.19%, 08/15/2030	744,072	736,415
Ser. 2390, Class FD, 5.04%, 12/15/2031	145,417	144,961
Ser. 2411, Class F, 5.14%, 02/15/2032	185,072	184,519
Ser. 2412, Class GF, 5.54%, 02/15/2032	4,414,123	4,441,579
Ser. 2431, Class F, 5.09%, 03/15/2032	6,890,988	6,812,775
Ser. 2567, Class FH, 4.99%, 02/15/2033	360,119	357,874
Ser. T-66, Class 2A1, 5.87%, 01/25/2036	7,982,351	7,754,135
Ser. T-67, Class 1A1C, 5.97%, 03/25/2036	23,808,071	23,238,582
Ser. T-67, Class 2A1C, 5.92%, 03/25/2036	1,661,218	1,616,398
FNMA:
Ser. 1996-46, Class FA, 3.875%, 08/25/2021	100,309	99,220
Ser. 2000-45, Class F, 3.66%, 12/25/2030	752,698	746,281
Ser. 2001-24, Class FC, 3.81%, 04/25/2031	278,344	277,341
Ser. 2001-35, Class F, 3.81%, 07/25/2031	63,792	63,727
Ser. 2001-37, Class F, 3.71%, 08/25/2031	271,240	270,720
Ser. 2001-57, Class F, 3.71%, 06/25/2031	64,224	64,011
Ser. 2001-62, Class FC, 3.86%, 11/25/2031	844,219	837,448
Ser. 2001-69, Class PF, 4.21%, 12/25/2031	2,564,533	2,586,244
Ser. 2002-77, Class FH, 4.68%, 12/18/2032	360,020	357,315
Ser. 2002-77, Class FV, 4.78%, 12/18/2032	1,177,040	1,159,350
Ser. 2002-86, Class UF, 4.21%, 12/25/2032	5,991,245	6,022,929
Ser. 2002-95, Class FK, 3.71%, 01/25/2033	9,519,120	9,374,430
Ser. 2002-97, Class FR, 3.76%, 01/25/2033	147,363	144,087
Ser. 2003-W8, Class 3F2, 3.56%, 05/25/2042	1,765,244	1,749,622
Ser. G91-16, Class F, 3.83%, 06/25/2021	105,393	104,935
Ser. G92-17, Class F, 4.43%, 03/25/2022	183,715	184,425
Ser. G92-53, Class FA, 4.125%, 09/25/2022	1,749,082	1,745,531
GNMA:
Ser. 1997-13, Class F, 5.00%, 09/16/2027	1,583,268	1,563,018
Ser. 2001-61, Class FA, 4.78%, 09/20/2030	110,515	110,168

		78,135,987

Total Agency Mortgage-Backed Collateralized Mortgage Obligations (cost $78,645,190)		80,081,019

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Principal Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES 26.5%
FIXED-RATE 3.0%
FHLMC:
6.50%, 06/01/2017	$2,453,636	$2,516,699
8.50%, 04/01/2015-07/01/2028	445,363	479,028
FNMA:
5.32%, 07/01/2048	1,693,759	1,701,686
5.41%, 07/01/2038	3,655,221	3,540,045
5.44%, 02/01/2038	489,067	492,379
5.53%, 07/01/2038	3,896,029	3,931,435
5.70%, 07/01/2038	275,778	268,914
6.00%, 04/01/2033	504,484	529,461
6.07%, 07/01/2038	362,636	369,294
6.50%, 11/01/2032	70,604	74,701
7.00%, 05/01/2032-08/01/2032	939,961	977,914
7.50%, 07/01/2017-07/01/2032	927,989	983,223
8.00%, 12/01/2024-06/01/2030	290,893	308,020
12.00%, 01/01/2016	47,605	54,353
GNMA:
6.50%, 06/15/2028	103,538	105,247
7.25%, 07/15/2017-05/15/2018	939,916	997,465

		17,329,864

FLOATING-RATE 23.5%
FHLB:
5.20%, 07/01/2033	310,384	312,073
5.30%, 12/01/2034	10,724,391	10,988,494
5.75%, 06/01/2035	4,828,655	4,969,207
6.14%, 11/01/2030	690,904	683,186
FHLMC:
4.25%, 10/01/2030	25,399	25,364
4.94%, 12/01/2026	122,065	121,827
5.03%, 10/01/2037	4,408,628	4,570,204
5.07%, 05/01/2019-07/01/2035	1,488,874	1,489,905
5.29%, 06/01/2033	390,906	394,099
5.41%, 03/01/2032	1,174,211	1,172,712
5.62%, 09/01/2032	734,112	721,250
5.72%, 10/01/2030	504,985	497,274
5.79%, 10/01/2033	267,191	262,705
5.88%, 02/01/2037	5,273,964	5,295,086
5.98%, 08/01/2030	597,510	590,669
6.23%, 06/01/2018	72,327	73,198
6.45%, 10/01/2022	124,795	127,383
6.50%, 10/01/2024	50,625	49,847
6.97%, 01/01/2027	282,088	298,339
8.50%, 03/01/2030	128,623	138,571

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Principal Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
FNMA:
3.60%, 04/01/2028	$116,887	$114,303
3.94%, 04/01/2017-10/01/2034	4,334,216	4,348,636
3.98%, 01/01/2038	5,552,782	5,530,449
3.99%, 02/01/2017	2,381,640	2,326,049
4.15%, 02/01/2035	1,356,505	1,312,587
4.47%, 08/01/2020	1,406,185	1,398,620
4.51%, 03/01/2034	36,456	36,310
4.64%, 10/01/2035	4,199,275	4,053,432
4.66%, 12/01/2035	5,544,667	5,354,951
4.67%, 02/01/2035	8,539,463	8,647,573
4.85%, 06/01/2031	153,279	152,105
4.875%, 04/01/2019	70,884	69,528
4.89%, 01/01/2030	81,222	80,125
4.91%, 03/01/2034	1,055,592	1,085,373
4.95%, 01/01/2034-04/01/2034	5,318,925	5,333,426
4.97%, 08/01/2036	6,778,388	6,621,461
4.98%, 03/01/2033	171,800	171,771
5.00%, 10/01/2029	146,781	148,277
5.07%, 07/01/2038	2,599,379	2,668,597
5.09%, 12/01/2036	65,575	65,575
5.11%, 12/01/2022	15,540	15,708
5.14%, 04/01/2036	5,140,593	5,130,055
5.25%, 01/01/2017	91,465	89,614
5.28%, 12/01/2034	1,752,489	1,807,728
5.35%, 01/01/2036	4,278,719	4,366,957
5.37%, 06/01/2024	222,863	219,812
5.41%, 02/01/2035	542,949	536,591
5.45%, 07/01/2026	56,232	55,680
5.46%, 01/01/2015	49,324	48,684
5.47%, 12/01/2029-12/01/2031	193,022	193,098
5.50%, 06/01/2033	699,820	716,817
5.52%, 01/01/2028-12/01/2028	1,009,058	998,367
5.56%, 01/01/2026	443,731	437,785
5.58%, 01/01/2028	816,768	813,477
5.62%, 08/01/2028	81,298	79,684
5.64%, 12/01/2026	133,384	131,438
5.65%, 01/01/2033	817,209	820,845
5.73%, 09/01/2032	214,695	213,696
5.75%, 12/01/2016	11,955	11,765
5.81%, 12/01/2009	1,577,901	1,577,901
5.83%, 05/01/2027-09/01/2027	1,504,482	1,482,945
5.84%, 04/01/2031	769,890	796,390
5.88%, 01/01/2037	10,688,675	10,803,738

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Principal Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
FNMA:
5.91%, 08/01/2030	$317,234	$312,818
5.93%, 09/01/2024-08/01/2027	351,770	365,877
5.97%, 12/01/2032	1,251,148	1,286,871
5.99%, 05/01/2021	7,941	8,401
6.00%, 08/01/2021	11,133	11,465
6.11%, 12/01/2013-04/01/2033	710,610	734,776
6.14%, 12/01/2020	130,782	135,622
6.15%, 07/01/2033	262,179	267,328
6.29%, 06/01/2029	399,977	394,405
6.33%, 07/01/2030	117,176	116,109
6.43%, 04/01/2025	196,863	204,342
6.45%, 05/01/2030	258,689	255,805
6.50%, 11/01/2024	331,461	347,232
6.58%, 09/01/2037	4,720,908	4,855,191
6.67%, 09/01/2032	5,397,698	5,615,370
GNMA:
4.625%, 09/20/2030	343,649	340,735
5.00%, 11/20/2030-10/20/2031	953,265	929,477
5.125%, 10/20/2029-11/20/2030	1,828,933	1,808,344
5.25%, 02/20/2029	569,864	573,286
5.375%, 01/20/2027-03/20/2028	368,082	366,561
5.50%, 02/20/2031	437,592	444,732

		133,024,063

Total Agency Mortgage-Backed Pass Through Securities (cost $152,216,098)		150,353,927

AGENCY REPERFORMING MORTGAGE-BACKED PASS THROUGH SECURITIES 1.7%
FIXED-RATE 0.1%
FNMA:
Ser. 2001-T10, Class A2, 7.50%, 12/25/2041	364,292	398,768
Ser. 2003-W02, Class 2A8, 5.67%, 07/25/2042	427,999	433,722

		832,490

FLOATING-RATE 1.6%
FNMA:
Ser. 2002-T06, Class A4, 5.83%, 03/25/2041	2,864,713	2,698,484
Ser. 2004-T03, Class 2A, 5.79%, 08/25/2043	1,297,260	1,313,722
Ser. 2005-W4, Class 3A, 5.85%, 06/25/2035	5,081,066	4,935,391

		8,947,597

Total Agency Reperforming Mortgage-Backed Pass Through Securities (cost $10,227,786)		9,780,087

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Principal Amount	Value

ASSET-BACKED SECURITIES 0.2%
GSAA Home Equity Trust, Ser. 2007-5, Class 1AV1, FRN, 3.36%, 03/25/2047 (cost $1,380,028)	$1,576,521	$1,331,814

CORPORATE BONDS 56.2%
CONSUMER DISCRETIONARY 10.2%
Auto Components 0.7%
Cooper Standard Automotive, Inc.:
7.00%, 12/15/2012	300,000	190,500
8.375%, 12/15/2014	670,000	284,750
Cooper Tire & Rubber Co., 7.625%, 03/15/2027	2,630,000	1,328,150
Goodyear Tire & Rubber Co., 9.00%, 07/01/2015	1,395,000	1,116,000
Metaldyne Corp.:
10.00%, 11/01/2013	5,600,000	1,204,000
11.00%, 06/15/2012	926,000	97,230

		4,220,630

Automobiles 0.9%
Ford Motor Co.:
7.45%, 07/16/2031 ρ	220,000	70,400
7.70%, 05/15/2097	7,355,000	2,169,725
7.875%, 06/15/2010	280,000	188,189
General Motors Corp.:
6.75%, 12/01/2014	370,000	187,041
7.20%, 01/15/2011 ρ	4,060,000	1,654,450
8.25%, 07/15/2023	1,900,000	617,500
8.375%, 07/15/2033	190,000	62,700

		4,950,005

Diversified Consumer Services 0.2%
Carriage Services, Inc., 7.875%, 01/15/2015	850,000	714,000
Service Corporation International, 6.75%, 04/01/2015	45,000	35,663
Sotheby’s, 7.75%, 06/15/2015 144A	600,000	390,870

		1,140,533

Hotels, Restaurants & Leisure 2.2%
Boyd Gaming Corp., 7.75%, 12/15/2012 ρ	95,000	78,375
Caesars Entertainment, Inc.:
7.875%, 03/15/2010 ρ	1,570,000	894,900
8.125%, 05/15/2011	565,000	203,400
Fontainebleau Las Vegas Holdings, LLC, 10.25%, 06/15/2015 144A	2,261,000	316,540
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010	1,050,000	467,250
Isle of Capri Casinos, Inc., 7.00%, 03/01/2014	2,940,000	1,440,600
MGM MIRAGE, 8.50%, 09/15/2010	470,000	327,825
Pinnacle Entertainment, Inc., 8.75%, 10/01/2013	60,000	45,600
Pokagon Gaming Authority, 10.375%, 06/15/2014 144A	1,320,000	1,207,800
Seneca Gaming Corp., 7.25%, 05/01/2012	1,185,000	799,875
Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/2015 144A	2,170,000	1,074,150

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Principal Amount	Value

CORPORATE BONDS continued

CONSUMER DISCRETIONARY continued
Hotels, Restaurants & Leisure continued
Six Flags, Inc.:
8.875%, 02/01/2010 ρ	$355,000	$167,738
9.625%, 06/01/2014	344,000	101,480
12.25%, 07/15/2016 144A	147,000	78,645
Trump Entertainment Resorts, Inc., 8.50%, 06/01/2015	6,956,000	1,825,950
Universal City Development Partners, Ltd., 11.75%, 04/01/2010	4,580,000	3,675,450

		12,705,578

Household Durables 2.0%
Centex Corp., 5.80%, 09/15/2009	1,515,000	1,355,925
D.R. Horton, Inc.:
4.875%, 01/15/2010	625,000	539,062
8.00%, 02/01/2009	1,295,000	1,256,150
9.75%, 09/15/2010	1,920,000	1,809,600
Hovnanian Enterprises, Inc.:
6.00%, 01/15/2010 ρ	1,474,783	1,000,110
6.50%, 01/15/2014	378,000	115,290
8.00%, 04/01/2012	475,000	204,250
11.50%, 05/01/2013 144A	190,000	154,850
Lennar Corp.:
5.125%, 10/01/2010	2,255,000	1,725,075
7.625%, 03/01/2009	650,000	598,000
Libbey, Inc., FRN, 9.93%, 06/01/2011	1,945,000	1,264,250
Meritage Homes Corp., 7.00%, 05/01/2014	1,205,000	741,075
Pulte Homes, Inc.:
7.875%, 08/01/2011	195,000	166,238
8.125%, 03/01/2011	435,000	380,625

		11,310,500

Internet & Catalog Retail 0.1%
Ticketmaster Entertainment, Inc., 10.75%, 08/01/2016 144A	525,000	443,625

Media 2.2%
Cablevision Systems Corp., Ser. B, 8.00%, 04/15/2012	70,000	59,238
Charter Communications, Inc.:
8.00%, 04/30/2012 144A	280,000	217,000
10.875%, 09/15/2014 144A	3,685,000	3,012,487
CSC Holdings, Inc., 7.625%, 04/01/2011	1,655,000	1,530,875
DIRECTV Holdings, LLC, 7.625%, 05/15/2016 144A	45,000	38,025
Idearc, Inc., 8.00%, 11/15/2016	4,730,000	679,938
Ion Media Networks, Inc., FRN, 11.00%, 01/15/2013 144A	2,193,799	773,314
Lamar Media Corp.:
6.625%, 08/15/2015 ρ	105,000	77,700
7.25%, 01/01/2013	180,000	142,200
Ser. B, 6.625%, 08/15/2015	80,000	59,200

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Media continued
Mediacom, LLC, 7.875%, 02/15/2011	$590,000	$504,450
R.H. Donnelley Corp., 11.75%, 05/15/2015 144A	2,096,000	827,920
Sinclair Broadcast Group, Inc., 8.00%, 03/15/2012	1,327,000	1,098,092
Sirius Satellite Radio, Inc., 9.625%, 08/01/2013	1,485,000	467,775
Visant Corp., 7.625%, 10/01/2012	3,035,000	2,412,825
XM Satellite Radio Holdings, Inc., 13.00%, 08/01/2013 144A	1,380,000	531,300
Young Broadcasting, Inc.:
8.75%, 01/15/2014	2,121,000	161,726
10.00%, 03/01/2011	1,540,000	123,200

		12,717,265

Multiline Retail 0.2%
Macy’s, Inc., 7.875%, 07/15/2015	525,000	395,606
Neiman Marcus Group, Inc., 9.00%, 10/15/2015	815,000	562,350

		957,956

Specialty Retail 0.8%
American Achievement Corp., 8.25%, 04/01/2012 144A	2,995,000	3,002,487
AutoZone, Inc., 6.50%, 01/15/2014	45,000	39,123
Best Buy Co., Inc., 6.75%, 07/15/2013 144A	395,000	372,304
Home Depot, Inc., 5.875%, 12/16/2036	655,000	392,754
Payless ShoeSource, Inc., 8.25%, 08/01/2013	720,000	543,600

		4,350,268

Textiles, Apparel & Luxury Goods 0.9%
AAC Group Holdings Corp., Step Bond, 10.25%, 10/01/2012 ††	445,000	424,975
Oxford Industries, Inc., 8.875%, 06/01/2011	5,536,000	4,567,200

		4,992,175

CONSUMER STAPLES 0.8%
Food & Staples Retailing 0.0%
Rite Aid Corp., 10.375%, 07/15/2016 ρ	65,000	45,500

Food Products 0.8%
Dean Foods Co., 6.625%, 05/15/2009	195,000	188,663
Del Monte Foods Co.:
6.75%, 02/15/2015	415,000	344,450
8.625%, 12/15/2012	2,949,000	2,683,590
Pilgrim’s Pride Corp., 7.625%, 05/01/2015	1,140,000	393,300
Smithfield Foods, Inc., 7.75%, 07/01/2017	45,000	28,575
Tyson Foods, Inc., 7.35%, 04/01/2016	795,000	592,845

		4,231,423

Personal Products 0.0%
Central Garden & Pet Co., 9.125%, 02/01/2013	220,000	135,300

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY 7.4%
Energy Equipment & Services 1.5%
Bristow Group, Inc., 7.50%, 09/15/2017	$1,230,000	$928,650
GulfMark Offshore, Inc., 7.75%, 07/15/2014	1,260,000	938,700
Hornbeck Offshore Services, Inc., Ser. B, 6.125%, 12/01/2014	3,330,000	2,464,200
Parker Drilling Co., 9.625%, 10/01/2013	1,969,000	1,653,960
PHI, Inc., 7.125%, 04/15/2013	3,150,000	2,331,000

		8,316,510

Oil, Gas & Consumable Fuels 5.9%
Chesapeake Energy Corp.:
6.875%, 01/15/2016	1,885,000	1,522,137
7.25%, 12/15/2018	3,440,000	2,614,400
Delta Petroleum Corp., 7.00%, 04/01/2015	1,980,000	945,450
El Paso Corp.:
7.00%, 06/15/2017	150,000	115,231
7.25%, 06/01/2018	145,000	109,475
7.42%, 02/15/2037	1,440,000	944,679
Encore Acquisition Co.:
6.00%, 07/15/2015	1,660,000	1,095,600
6.25%, 04/15/2014	585,000	415,350
Exco Resources, Inc., 7.25%, 01/15/2011	2,730,000	2,224,950
Ferrellgas Partners, LP, 6.75%, 05/01/2014 144A	1,895,000	1,354,925
Forest Oil Corp.:
7.25%, 06/15/2019	600,000	411,000
7.25%, 06/15/2019 144A	1,045,000	715,825
Frontier Oil Corp., 6.625%, 10/01/2011	875,000	778,750
Newfield Exploration Co.:
6.625%, 04/15/2016	1,335,000	994,575
7.125%, 05/15/2018	660,000	469,425
Peabody Energy Corp.:
5.875%, 04/15/2016	3,890,000	3,014,750
7.875%, 11/01/2026	590,000	464,625
Petrohawk Energy Corp., 7.875%, 06/01/2015 144A	3,110,000	2,122,575
Plains Exploration & Production Co.:
7.625%, 06/01/2018	900,000	594,000
7.75%, 06/15/2015	930,000	683,550
Quicksilver Resources, Inc., 8.25%, 08/01/2015	905,000	633,500
Sabine Pass LNG, LP:
7.25%, 11/30/2013	825,000	589,875
7.50%, 11/30/2016	3,865,000	2,686,175
SandRidge Energy, Inc., 8.00%, 06/01/2018 144A	350,000	234,500
Southwestern Energy Co., 7.50%, 02/01/2018 144A	510,000	420,750
Stallion Oilfield Services, Ltd., 9.75%, 02/01/2015 144A	695,000	330,125

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Tesoro Corp.:
6.50%, 06/01/2017	$3,425,000	$2,311,875
6.625%, 11/01/2015	95,000	65,075
Williams Cos.:
7.50%, 01/15/2031	2,080,000	1,532,238
8.125%, 03/15/2012	3,560,000	3,257,400

		33,652,785

FINANCIALS 11.9%
Capital Markets 1.0%
E*TRADE Financial Corp.:
7.375%, 09/15/2013 ρ	45,000	29,025
8.00%, 06/15/2011	45,000	33,975
12.50%, 11/30/2017	205,000	185,525
12.50%, 11/30/2017 144A	1,120,000	991,200
Goldman Sachs Group, Inc.:
5.125%, 01/15/2015	195,000	162,027
6.15%, 04/01/2018	2,413,000	2,002,283
Lehman Brothers Holdings, Inc., 6.875%, 05/02/2018 •	420,000	56,700
Morgan Stanley:
6.625%, 04/01/2018	2,425,000	2,020,867
FRN, 5.23%, 10/15/2015	405,000	267,210

		5,748,812

Consumer Finance 7.2%
American Express Credit Co., 7.30%, 08/20/2013	1,295,000	1,144,158
CCH II Capital Corp., 10.25%, 09/15/2010	3,830,000	2,681,000
Daimler Financial Services AG, 4.875%, 06/15/2010	1,000,000	859,751
Ford Motor Credit Co., LLC:
5.70%, 01/15/2010	4,945,000	3,671,583
5.80%, 01/12/2009	2,170,000	2,012,063
7.375%, 10/28/2009	1,380,000	1,145,785
9.75%, 09/15/2010	3,503,000	2,383,088
General Electric Capital Corp.:
5.625%, 05/01/2018	1,215,000	1,001,974
5.875%, 01/14/2038	2,580,000	1,845,644
6.15%, 08/07/2037	540,000	398,178
General Motors Acceptance Corp., LLC:
5.85%, 01/14/2009 ρ	1,295,000	1,203,403
6.875%, 09/15/2011	5,335,000	3,126,193
6.875%, 08/28/2012	6,680,000	3,658,589
7.00%, 02/01/2012	415,000	232,677
7.75%, 01/19/2010	2,015,000	1,509,602
8.00%, 11/01/2031	4,840,000	2,197,602
FRN, 4.05%, 05/15/2009	5,110,000	4,453,467

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Consumer Finance continued
HSBC Finance Corp., 5.00%, 06/30/2015	$2,400,000	$1,987,961
International Lease Finance Corp.:
4.375%, 11/01/2009	300,000	252,339
4.75%, 07/01/2009	335,000	295,649
4.75%, 01/13/2012	245,000	160,800
4.875%, 09/01/2010	1,205,000	844,141
5.00%, 04/15/2010	40,000	29,684
5.125%, 11/01/2010	35,000	24,100
5.75%, 06/15/2011	557,000	381,870
6.375%, 03/15/2009	456,000	415,584
Sprint Capital Corp., 6.875%, 11/15/2028	5,100,000	2,989,503

		40,906,388

Diversified Financial Services 1.0%
Citigroup, Inc., 6.50%, 08/19/2013	1,245,000	1,181,394
Leucadia National Corp.:
7.125%, 03/15/2017	555,000	477,300
8.125%, 09/15/2015	4,440,000	3,951,600

		5,610,294

Real Estate Investment Trusts (REITs) 1.6%
Host Marriott Corp.:
7.125%, 11/01/2013	2,630,000	2,077,700
Ser. O, 6.375%, 03/15/2015	235,000	171,550
Ser. Q, 6.75%, 06/01/2016	2,920,000	2,131,600
Omega Healthcare Investors, Inc.:
7.00%, 04/01/2014	1,795,000	1,498,825
7.00%, 01/15/2016	2,540,000	2,025,650
Ventas, Inc., 7.125%, 06/01/2015	1,010,000	878,700

		8,784,025

Thrifts & Mortgage Finance 1.1%
Residential Capital, LLC:
8.50%, 05/15/2010 144A	3,855,000	1,888,950
9.625%, 05/15/2015 144A	3,716,000	947,580
Step Bond:
8.125%, 11/21/2008 ††	2,410,000	2,241,300
8.375%, 06/30/2010 ††	6,155,000	1,354,100

		6,431,930

HEALTH CARE 2.3%
Health Care Equipment & Supplies 0.1%
Biomet, Inc., 11.625%, 10/15/2017	695,000	608,125

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Principal Amount	Value

CORPORATE BONDS continued
HEALTH CARE continued
Health Care Providers & Services 2.2%
HCA, Inc.:
8.75%, 09/01/2010	$2,116,000	$1,872,660
9.25%, 11/15/2016	7,080,000	6,035,700
Humana, Inc., 7.20%, 06/15/2018	1,440,000	1,152,335
Omnicare, Inc.:
6.125%, 06/01/2013	3,895,000	3,213,375
6.875%, 12/15/2015	20,000	15,500
Symbion, Inc., 11.00%, 08/23/2015 144A	323,224	198,783

		12,488,353

INDUSTRIALS 6.4%
Aerospace & Defense 3.5%
Alliant Techsystems, Inc., 6.75%, 04/01/2016	1,035,000	859,050
DAE Aviation Holdings, 11.25%, 08/01/2015 144A	55,000	41,525
DRS Technologies, Inc.:
6.625%, 02/01/2016	1,585,000	1,577,075
7.625%, 02/01/2018	355,000	353,225
L-3 Communications Holdings, Inc.:
5.875%, 01/15/2015	13,125,000	10,828,125
6.375%, 10/15/2015	5,084,000	4,245,140
Sequa Corp.:
11.75%, 12/01/2015 144A	60,000	37,500
13.50%, 12/01/2015 144A	751,406	432,058
Vought Aircraft Industries, Inc., 8.00%, 07/15/2011	2,260,000	1,706,300

		20,079,998

Building Products 0.1%
Ply Gem Industries, Inc., 11.75%, 06/15/2013 144A	580,000	385,700

Commercial Services & Supplies 1.5%
Allied Waste North America, Inc., 6.875%, 06/01/2017	320,000	280,000
Browning-Ferris Industries, Inc.:
7.40%, 09/15/2035	2,800,000	2,114,000
9.25%, 05/01/2021	1,530,000	1,445,850
Corrections Corporation of America, 6.75%, 01/31/2014	205,000	178,350
Geo Group, Inc., 8.25%, 07/15/2013	150,000	132,000
Mobile Mini, Inc., 6.875%, 05/01/2015	1,720,000	1,247,000
Toll Corp.:
8.25%, 02/01/2011	3,050,000	2,653,500
8.25%, 12/01/2011	160,000	136,800

		8,187,500

Machinery 0.7%
Commercial Vehicle Group, Inc., 8.00%, 07/01/2013	6,370,000	4,108,650

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Road & Rail 0.4%
CSX Corp., 8.375%, 10/15/2014	$1,175,000	$1,180,768
Hertz Global Holdings, Inc.:
8.875%, 01/01/2014	60,000	44,100
10.50%, 01/01/2016	55,000	34,238
Kansas City Southern, 7.50%, 06/15/2009	1,220,000	1,177,300

		2,436,406

Trading Companies & Distributors 0.2%
Neff Corp., 10.00%, 06/01/2015 ρ	115,000	21,275
United Rentals, Inc., 6.50%, 02/15/2012	1,295,000	912,975

		934,250

INFORMATION TECHNOLOGY 2.3%
Communications Equipment 0.2%
EchoStar Corp.:
6.625%, 10/01/2014	740,000	595,700
7.125%, 02/01/2016	280,000	226,100
7.75%, 05/31/2015	595,000	486,412

		1,308,212

Electronic Equipment & Instruments 1.3%
Da-Lite Screen Co., Inc., 9.50%, 05/15/2011	2,680,000	2,398,600
Jabil Circuit, Inc., 8.25%, 03/15/2018	6,635,000	5,075,775
Sanmina-SCI Corp., 8.125%, 03/01/2016	135,000	85,725

		7,560,100

IT Services 0.6%
First Data, 9.875%, 09/24/2015	130,000	83,850
ipayment, Inc., 9.75%, 05/15/2014	1,755,000	1,325,025
Lender Processing Services, Inc., 8.125%, 07/01/2016	960,000	825,600
SunGard Data Systems, Inc., 10.625%, 02/28/2014 144A	220,000	187,000
Unisys Corp., 6.875%, 03/15/2010	1,355,000	1,051,819

		3,473,294

Semiconductors & Semiconductor Equipment 0.2%
Freescale Semiconductor, Inc., 9.125%, 12/15/2014	170,000	62,900
Spansion, Inc., FRN, 5.94%, 06/01/2013 144A	3,260,000	717,200

		780,100

MATERIALS 5.6%
Chemicals 2.3%
Airgas, Inc., 7.125%, 10/01/2018 144A	50,000	41,375
ARCO Chemical Co.:
9.80%, 02/01/2020	3,225,000	1,531,875
10.25%, 11/01/2010	180,000	168,300

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Chemicals continued
Huntsman, LLC:
7.375%, 01/01/2015	$395,000	$345,625
11.625%, 10/15/2010	2,170,000	2,153,725
Koppers Holdings, Inc.:
9.875%, 10/15/2013	215,000	194,575
Sr. Disc. Note, Step Bond, 0.00%, 11/15/2014 †	2,270,000	1,827,350
MacDermid, Inc., 9.50%, 04/15/2017 144A	1,848,000	988,680
Millenium America, Inc., 7.625%, 11/15/2026	2,520,000	516,600
Momentive Performance Materials, Inc.:
9.75%, 12/01/2014	65,000	36,725
10.125%, 12/01/2014	3,335,000	1,617,475
Mosaic Co.:
7.30%, 01/15/2028	1,545,000	1,103,563
7.625%, 12/01/2016 144A	1,800,000	1,574,143
Tronox Worldwide, LLC, 9.50%, 12/01/2012	3,065,000	689,625

		12,789,636

Construction Materials 0.7%
CPG International, Inc.:
10.50%, 07/01/2013	3,950,000	2,567,500
FRN, 9.90%, 07/01/2012	880,000	567,600
CRH America, Inc., 8.125%, 07/15/2018	545,000	448,523
Texas Industries, Inc., 7.25%, 07/15/2013 144A	655,000	517,450

		4,101,073

Containers & Packaging 1.1%
Berry Plastics Holdings Corp., 8.875%, 09/15/2014	626,000	328,650
Exopack Holding Corp., 11.25%, 02/01/2014	3,375,000	2,615,625
Graham Packaging Co., 8.50%, 10/15/2012	1,770,000	1,300,950
Graphic Packaging International, Inc., 8.50%, 08/15/2011	2,045,000	1,717,800
Smurfit-Stone Container Corp., 8.375%, 07/01/2012	845,000	435,175

		6,398,200

Metals & Mining 0.7%
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 04/01/2015	810,000	648,750
8.375%, 04/01/2017	3,345,000	2,629,458
Indalex Holdings Corp., 11.50%, 02/01/2014	2,540,000	825,500

		4,103,708

Paper & Forest Products 0.8%
Georgia Pacific Corp.:
8.125%, 05/15/2011	755,000	641,750
8.875%, 05/15/2031	65,000	42,250
International Paper Co., 7.95%, 06/15/2018	2,815,000	2,283,421

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Paper & Forest Products continued
Verso Paper Holdings, LLC:
9.125%, 08/01/2014	$735,000	$393,225
11.375%, 08/01/2016	2,023,000	819,315

		4,179,961

TELECOMMUNICATION SERVICES 3.1%
Diversified Telecommunication Services 1.4%
Citizens Communications Co.:
7.875%, 01/15/2027	700,000	353,500
9.25%, 05/15/2011	1,570,000	1,342,350
FairPoint Communications, Inc., 13.125%, 04/01/2018 144A	390,000	276,900
Qwest Corp.:
6.50%, 06/01/2017	1,035,000	745,200
7.50%, 06/15/2023	705,000	458,250
7.875%, 09/01/2011	105,000	91,613
8.875%, 03/15/2012	4,815,000	4,237,200
West Corp., 9.50%, 10/15/2014	725,000	398,750

		7,903,763

Wireless Telecommunication Services 1.7%
Centennial Communications Corp., 8.125%, 02/01/2014	2,835,000	2,438,100
Cricket Communications, Inc., 9.375%, 11/01/2014	1,780,000	1,455,150
MetroPCS Communications, Inc., 9.25%, 11/01/2014	3,105,000	2,600,437
Nextel Communications, Inc., Ser. E, 6.875%, 10/31/2013	1,585,000	914,749
Sprint Nextel Corp.:
6.90%, 05/01/2019	675,000	476,663
Ser. D, 7.375%, 08/01/2015	3,235,000	1,780,182

		9,665,281

UTILITIES 6.2%
Electric Utilities 6.0%
Allegheny Energy Supply Co., 8.25%, 04/15/2012 144A	3,920,000	3,606,400
Aquila, Inc., Step Bond, 11.875%, 07/01/2012 ††	8,517,000	8,352,682
CMS Energy Corp., 8.50%, 04/15/2011	355,000	340,551
Edison Mission Energy, 7.00%, 05/15/2017	110,000	87,588
Energy Future Holdings Corp.:
10.875%, 11/01/2017 144A	2,430,000	1,883,250
11.25%, 11/01/2017 144A	1,650,000	1,039,500
Mirant Mid-Atlantic, LLC, Ser. C, 10.06%, 12/30/2028	1,008,395	897,471
Mirant North America, LLC, 7.375%, 12/31/2013	5,065,000	4,450,869
NRG Energy, Inc., 7.375%, 02/01/2016	3,745,000	3,239,425
Orion Power Holdings, Inc., 12.00%, 05/01/2010	5,030,000	4,879,100
Public Service Company of New Mexico, 7.95%, 04/01/2015	420,000	343,199

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Principal Amount	Value

CORPORATE BONDS continued
UTILITIES continued
Electric Utilities continued
Reliant Energy, Inc.:
6.75%, 12/15/2014	$5,410,000	$4,740,512
7.625%, 06/15/2014	480,000	372,000
7.875%, 06/15/2017	85,000	65,450
Texas Competitive Electric Holdings Co., LLC:
10.25%, 11/01/2015 144A	225,000	172,687
10.50%, 11/01/2016 144A	55,000	34,650

		34,505,334

Independent Power Producers & Energy Traders 0.1%
AES Corp.:
8.00%, 10/15/2017	110,000	85,250
8.00%, 06/01/2020 144A	665,000	492,100
Dynegy Holdings, Inc., 7.50%, 06/01/2015	45,000	33,075

		610,425

Multi-Utilities 0.1%
PNM Resources, Inc., 9.25%, 05/15/2015	400,000	334,000

Total Corporate Bonds (cost $437,732,908)		318,593,571

FOREIGN BONDS – CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) 15.7%
CONSUMER DISCRETIONARY 0.4%
Media 0.1%
Central European Media Enterprise, Ltd.:
8.25%, 05/15/2012 EUR	500,000	451,737
FRN, 6.50%, 05/15/2014 EUR	250,000	232,231

		683,968

Multiline Retail 0.3%
Marks & Spencer Group plc, 6.375%, 11/07/2011 GBP	1,000,000	1,486,735

CONSUMER STAPLES 1.4%
Beverages 0.2%
Canandaigua Brands, Inc., 8.50%, 11/15/2009 GBP	750,000	1,186,989

Food & Staples Retailing 0.4%
Koninklijke Ahold NV, 5.875%, 03/14/2012 EUR	1,000,000	1,185,842
Tesco plc, 3.875%, 03/24/2011 EUR	620,000	762,705

		1,948,547

Tobacco 0.8%
British American Tobacco plc, 5.75%, 12/09/2013 GBP	3,140,000	4,757,479

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Principal Amount	Value

FOREIGN BONDS – CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) continued
ENERGY 0.3%
Oil, Gas & Consumable Fuels 0.3%
GAZ Capital SA, 6.61%, 02/13/2018 EUR	1,600,000	$1,093,091
Transco plc, 7.00%, 12/15/2008 AUD	1,000,000	664,695

		1,757,786

FINANCIALS 10.2%
Capital Markets 0.1%
Morgan Stanley, 5.375%, 11/14/2013 GBP	560,000	676,787

Commercial Banks 6.2%
Bank Nederlandse Gemeenten NV, 4.875%, 04/21/2010 GBP	6,695,000	11,012,399
Eurofima:
6.25%, 12/28/2018 AUD	2,450,000	1,677,979
6.50%, 08/22/2011 AUD	5,000,000	3,415,861
European Investment Bank:
5.75%, 09/15/2009 AUD	5,470,000	3,659,494
6.125%, 01/23/2017 AUD	8,530,000	5,784,041
Institut Credito Official, 4.375%, 05/23/2012 EUR	3,800,000	4,968,106
Kreditanstalt fur Wiederaufbau, 5.25%, 01/12/2012 GBP	530,000	871,929
Landwirtschaftliche Rentenbank, 5.75%, 01/21/2015 AUD	5,330,000	3,532,379
Rabobank Australia, Ltd., 6.25%, 11/22/2011 NZD	725,000	421,562

		35,343,750

Consumer Finance 2.5%
ABB International Finance, Ltd., 6.50%, 11/30/2011 EUR	5,360,000	6,922,292
HSBC Finance Corp., 7.00%, 03/27/2012 GBP	370,000	596,056
Smurfit Kappa Treasury Funding, Ltd., 7.75%, 04/01/2015 EUR	400,000	302,855
Total Capital SA, 5.50%, 01/29/2013 GBP	1,000,000	1,622,029
Toyota Motor Credit Corp., 8.50%, 12/21/2010 NZD	5,460,000	3,226,258
Virgin Media Finance plc, 8.75%, 04/15/2014 EUR	940,000	687,786
Wind Acquisition Finance SpA, 9.75%, 12/01/2015 EUR	500,000	483,550

		13,840,826

Diversified Financial Services 0.6%
Dubai Holding Commercial Operations Group, LLC, 6.00%, 02/01/2017 GBP	1,000,000	1,039,302
General Electric Capital European Funding, 4.125%, 10/27/2016 EUR	2,350,000	2,267,322

		3,306,624

Insurance 0.5%
AIG SunAmerica, Inc., 5.625%, 02/01/2012 GBP	2,000,000	2,343,358
Travelers Insurance Co., 6.00%, 04/07/2009 AUD	1,000,000	662,248

		3,005,606

Thrifts & Mortgage Finance 0.3%
Totalkredit, FRN, 5.68%, 01/01/2015 DKK	8,307,418	1,389,053

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Principal Amount	Value

FOREIGN BONDS – CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) continued
INDUSTRIALS 0.6%
Aerospace & Defense 0.1%
Bombardier, Inc., 7.25%, 11/15/2016 EUR	930,000	$748,516

Commercial Services & Supplies 0.1%
Iron Mountain, Inc., 6.75%, 10/15/2018 EUR	600,000	534,450

Machinery 0.4%
Harsco Corp., 7.25%, 10/27/2010 GBP	1,000,000	1,666,282
Savcio Holdings, Ltd., 8.00%, 02/15/2013 EUR	250,000	246,149

		1,912,431

INFORMATION TECHNOLOGY 0.4%
Office Electronics 0.4%
Xerox Corp., 9.75%, 01/15/2009 EUR	1,800,000	2,221,784

MATERIALS 0.3%
Chemicals 0.1%
Rockwood Specialties Group, Inc., 7.625%, 11/15/2014 EUR	400,000	376,660

Containers & Packaging 0.1%
Owens-Illinois European Group BV, 6.875%, 03/31/2017 EUR	900,000	899,021

Metals & Mining 0.1%
New World Resources NV, 7.375%, 05/15/2015 EUR	1,000,000	738,049

TELECOMMUNICATION SERVICES 1.7%
Diversified Telecommunication Services 1.7%
Deutsche Telekom AG, 6.25%, 12/09/2010 GBP	2,700,000	4,333,311
France Telecom:
4.75%, 02/21/2017 EUR	2,000,000	2,209,107
7.25%, 01/28/2013 EUR	1,850,000	2,494,446
Nordic Telephone Co., 8.25%, 05/01/2016 EUR	900,000	710,055

		9,746,919

UTILITIES 0.4%
Multi-Utilities 0.4%
Veolia Environnement SA, 4.00%, 02/12/2016 EUR	2,000,000	2,051,116

Total Foreign Bonds – Corporate (Principal Amount Denominated in Currency Indicated) (cost $112,259,551)		88,613,096

FOREIGN BONDS – GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) 25.3%
Australia:
6.00%, 02/15/2017 AUD	5,500,000	3,889,224
Ser. 17RG, 5.50%, 03/01/2017 AUD	3,100,000	2,017,793
Caisse d’Amortissement de la Dette Sociale, 4.125%, 04/25/2017 EUR	6,580,000	8,177,895
France:
2.25%, 07/25/2020 EUR	7,377,527	8,630,990
4.25%, 04/25/2019 EUR	12,450,000	15,615,482

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Principal Amount	Value

FOREIGN BONDS – GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) continued
Germany, 4.25%, 07/04/2018 EUR	17,500,000	$22,869,906
Korea:
5.25%, 09/10/2015 KRW	2,850,000,000	2,239,674
5.25%, 03/10/2027 KRW	6,285,000,000	4,721,294
Malaysia, 3.83%, 09/28/2011 MYR	27,000,000	7,578,119
Mexico, 10.00%, 12/05/2024 MXN	84,440,000	7,304,593
Netherlands:
4.00%, 07/15/2016 EUR	11,725,000	14,668,936
4.00%, 07/15/2018 EUR	9,375,000	11,589,686
New Zealand, 6.00%, 12/15/2017 NZD	12,500,000	7,282,941
Norway, 4.25%, 05/19/2017 NOK	80,900,000	12,115,487
Singapore, 4.375%, 01/15/2009 SGD	11,430,000	7,759,442
Sweden, 3.75%, 08/12/2017 SEK	52,000,000	6,881,896

Total Foreign Bonds – Government (Principal Amount Denominated in Currency Indicated) (cost $164,718,164)		143,343,358

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES 1.5%
FIXED-RATE 0.4%
Banc of America Comml. Mtge. Securities, Inc., Ser. 2007-04, Class A4, 5.74%, 02/10/2051	$1,200,000	904,469
Countrywide Alternative Loan Trust, Inc., Ser. 2005-50CB, Class 1A1, 5.50%, 11/25/2035	729,293	484,125
Greenwich Capital Comml. Funding Corp., Ser. 2007-GG11, Class AM, 5.87%, 08/10/2017	1,970,000	1,199,747

		2,588,341

FLOATING-RATE 1.1%
American Home Mtge. Assets:
Ser. 2006-2, Class 1A1, 3.625%, 09/25/2046	4,030,143	2,129,238
Ser. 2007-1, Class A1, 3.37%, 02/25/2047	827,587	388,800
Lehman XS Trust, Ser. 2006-18N, Class A5A, 3.43%, 12/25/2036	4,135,000	2,185,091
MASTR Adjustable Rate Mtge. Trust, Ser. 2006-OA2, Class 4A1B, 4.06%, 12/25/2046	1,553,014	694,056
Washington Mutual, Inc. Mtge. Pass-Through Cert., Ser. 2006-AR09, Class 2A, 3.51%, 11/25/2046	1,394,331	644,266

		6,041,451

Total Whole Loan Mortgage-Backed Pass Through Securities (cost $11,070,976)		8,629,792

YANKEE OBLIGATIONS – CORPORATE 8.2%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Videotron, Ltd., 9.125%, 04/15/2018 144A	85,000	75,863

ENERGY 2.2%
Energy Equipment & Services 0.6%
Forbes Energy Services, Ltd., 11.00%, 02/15/2015	4,975,000	3,482,500

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
ENERGY continued
Oil, Gas & Consumable Fuels 1.6%
Connacher Oil & Gas, Ltd., 10.25%, 12/15/2015 144A	$1,505,000	$1,061,025
Griffin Coal Mining Co., Ltd.:
9.50%, 12/01/2016 144A	9,625,000	3,994,375
9.50%, 12/01/2016	2,034,000	823,308
OPTI Canada, Inc.:
7.875%, 12/15/2014	4,450,000	2,692,250
8.25%, 12/15/2014	805,000	483,000

		9,053,958

FINANCIALS 1.5%
Consumer Finance 0.4%
Avago Technologies Finance, Ltd., FRN, 8.31%, 06/01/2013	944,000	808,300
KazMunaiGaz Finance Sub BV, 8.375%, 07/02/2013 144A	700,000	472,500
Petroplus Finance, Ltd., 6.75%, 05/01/2014 144A	685,000	462,375
Virgin Media Finance plc:
8.75%, 04/15/2014	295,000	207,975
9.125%, 08/15/2016	100,000	66,500

		2,017,650

Diversified Financial Services 1.1%
FMG Finance Property, Ltd., 10.625%, 09/01/2016 144A	6,185,000	4,267,650
Preferred Term Securities XII, Ltd., FRN, 7.93%, 12/24/2033 +	635,000	7,601
Ship Finance International, Ltd., 8.50%, 12/15/2013	2,665,000	2,122,006

		6,397,257

INDUSTRIALS 1.1%
Road & Rail 1.1%
Kansas City Southern de Mexico:
7.375%, 06/01/2014	3,950,000	3,110,625
9.375%, 05/01/2012	3,875,000	3,293,750

		6,404,375

INFORMATION TECHNOLOGY 0.5%
Communications Equipment 0.5%
Nortel Networks Corp.:
10.75%, 07/15/2016 144A	4,690,000	2,497,425
FRN, 9.00%, 07/15/2011	730,000	399,675

		2,897,100

MATERIALS 1.4%
Metals & Mining 1.3%
Evraz Group SA:
8.25%, 11/10/2015 144A	985,000	418,625
8.875%, 04/24/2013 144A	215,000	93,525
9.50%, 04/24/2018 144A	2,200,000	935,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
MATERIALS continued
Metals & Mining continued
Novelis, Inc., 7.25%, 02/15/2015	$6,025,000	$4,066,875
Vedanta Resource plc, 9.50%, 07/18/2018 144A	4,300,000	1,913,500

		7,427,525

Paper & Forest Products 0.1%
Cascades, Inc., 7.25%, 02/15/2013	520,000	291,200

TELECOMMUNICATION SERVICES 1.5%
Wireless Telecommunication Services 1.5%
Inmarsat, plc, Sr. Disc. Note, Step Bond, 0.00%, 11/15/2012 †	1,120,000	896,000
Intelsat, Ltd.:
8.50%, 04/15/2013 144A	2,495,000	2,183,125
8.875%, 01/15/2015 144A	1,749,000	1,495,395
11.25%, 06/15/2016	240,000	206,400
Telesat Canada, Inc., 11.00%, 11/01/2015 144A	1,895,000	1,108,575
Vimpel Communications:
8.25%, 05/23/2016	1,400,000	717,500
8.375%, 04/30/2013 144A	45,000	27,022
9.125%, 04/30/2018 144A	3,045,000	1,575,306

		8,209,323

UTILITIES 0.0%
Electric Utilities 0.0%
InterGen NV, 9.00%, 06/30/2017 144A	185,000	148,925

Total Yankee Obligations – Corporate (cost $69,511,785)		46,405,676

	Shares	Value

COMMON STOCKS 0.5%
ENERGY 0.1%
Oil, Gas & Consumable Fuels 0.1%
Alpha Natural Resources, Inc. *	10,166	363,638
Chesapeake Energy Corp. ρ	11,418	250,854
Frontier Oil Corp.	12,181	160,911

		775,403

INDUSTRIALS 0.1%
Construction & Engineering 0.1%
KBR, Inc.	21,392	317,457

INFORMATION TECHNOLOGY 0.1%
Communications Equipment 0.0%
Cisco Systems, Inc. ρ *	12,499	222,107

Electronic Equipment & Instruments 0.0%
Jabil Circuit, Inc.	17,583	147,873

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Software 0.1%
Microsoft Corp.	15,154	$338,389

MATERIALS 0.2%
Chemicals 0.1%
Mosaic Co.	7,683	302,787

Metals & Mining 0.1%
AK Steel Holding Corp.	27,149	377,914
Freeport-McMoRan Copper & Gold, Inc. ρ	11,490	334,359

		712,273

TELECOMMUNICATION SERVICES 0.0%
Wireless Telecommunication Services 0.0%
Sprint Nextel Corp.	29,400	92,022

Total Common Stocks (cost $3,716,723)		2,908,311

	Principal Amount	Value

CONVERTIBLE DEBENTURES 0.1%
INFORMATION TECHNOLOGY 0.1%
Communications Equipment 0.1%
Nortel Networks Corp., 2.125%, 04/15/2014 (cost $724,100)	$1,100,000	390,500

DEPOSITORY SHARES 0.3%
FINANCIALS 0.3%
Bank of America Corp., FRN, 8.00%, 12/29/2049	535,000	401,149
JPMorgan Chase & Co., 7.90%, 12/31/2049	1,330,000	1,080,660

Total Depository Shares (cost $1,651,639)		1,481,809

LOANS 6.2%
CONSUMER DISCRETIONARY 2.9%
Fontainebleau Resorts, LLC, N/A, 06/06/2014 <	1,751,924	1,004,641
Ford Motor Co., FRN, 7.59%, 12/15/2013 <	2,677,597	1,482,264
General Motors Corp., FRN, 5.80%, 11/29/2013 <	2,988,490	1,659,419
Greektown Casino, LLC, FRN, 6.25%, 12/03/2012 <	1,347,000	941,567
Idearc, Inc.:
N/A, 11/13/2013 <	240,000	102,614
FRN, 5.12%-5.77%, 11/17/2014	1,947,282	788,649
Ion Media Networks, Inc., FRN, 8.07%, 01/15/2012 <	4,055,000	2,885,051
Metaldyne Corp., FRN:
7.88%, 01/11/2014 <	6,144,478	2,826,460
8.31%-9.07%, 01/11/2012 <	903,599	415,656
Newsday, LLC, 9.75%, 07/15/2013	805,000	667,417
Tower Automotive Holdings, N/A, 07/31/2013 <	397,000	233,583

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Principal Amount	Value

LOANS continued
CONSUMER DISCRETIONARY continued
Tropicana Entertainment, LLC, FRN, 7.25%, 01/03/2012 <	$7,185,000	$3,305,100

		16,312,421

CONSUMER STAPLES 0.3%
Merisant Co., FRN, 6.30%, 01/11/2010	1,852,424	1,715,178

ENERGY 0.4%
Alon Krotz Springs, Inc., FRN, 10.75%, 07/03/2014	645,000	551,307
Saint Acquisition Corp., FRN, 6.06%, 06/05/2014 <	1,660,000	932,372
Semgroup Energy Partners, N/A, 07/20/2012 <	1,080,000	841,407

		2,325,086

FINANCIALS 0.1%
Realogy Corp., FRN:
6.50%, 09/01/2014	809,466	503,957
6.78%, 09/01/2014	217,933	135,681

		639,638

INDUSTRIALS 0.8%
Clarke American Corp., FRN, 6.26%-6.38%, 02/28/2014	3,223,448	2,116,709
Neff Corp., FRN, 6.40%, 11/30/2014	4,910,000	2,135,703

		4,252,412

INFORMATION TECHNOLOGY 0.1%
Activant Solutions, Inc., FRN:
6.88%, 05/02/2013	422,710	276,841
6.06%-6.25%, 05/02/2013	401,735	261,654

		538,495

MATERIALS 1.6%
Abitibi Consolidated Co. of Canada, FRN, 11.75%, 03/31/2009	2,678,378	2,276,649
Boise Paper Holdings, LLC, FRN, 10.50%, 02/15/2015	405,000	316,625
Georgia Pacific Corp., N/A, 12/22/2012 <	605,000	502,525
Graham Packaging Co., N/A, 10/07/2011 <	680,000	534,670
Lyondell Chemical Co., FRN, 8.04%, 12/20/2014	9,463,396	5,690,908

		9,321,377

Total Loans (cost $47,735,598)		35,104,607

	Shares	Value

SHORT-TERM INVESTMENTS 6.8%
MUTUAL FUND SHARES 6.7%
Evergreen Institutional Money Market Fund, Class I, 3.21% q ø ##	33,364,978	33,364,978
Navigator Prime Portfolio, 2.71% § ρρ	4,714,774	4,714,774

		38,079,752

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Principal Amount	Value

SHORT-TERM INVESTMENTS continued
U.S. TREASURY OBLIGATION 0.1%
U.S. Treasury Bill, 1.79%, 03/26/2009 ƒ ß	$235,000	$234,388

Total Short-Term Investments (cost $38,314,126)		38,314,140

Total Investments (cost $1,129,904,672) 163.3%		925,331,707
Other Assets and Liabilities and Preferred Shares (63.3%)		(358,816,468)

Net Assets Applicable to Common Shareholders 100.0%		$566,515,239

ρ	All or a portion of this security is on loan.
144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

††	The rate shown is the stated rate at the current period end.
†

Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.

•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
*	Non-income producing security
<	All or a portion of the position represents an unfunded loan commitment.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
##	All or a portion of this security has been segregated for when-issued, delayed delivery securities and/or unfunded loans.
§	Rate shown is the 1-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ƒ	All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.
ß	Rate shown represents the yield to maturity at date of purchase.

Summary of Abbreviations

AUD	Australian Dollar
DKK	Danish Krone
EUR	Euro
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GBP	Great British Pound
GNMA	Government National Mortgage Association
KRW	Republic of Korea Won
MASTR	Mortgage Asset Securitization Transactions, Inc.
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

The following table shows the percentage of total long-term investments by geographic location as of October 31, 2008:

United States	70.7%
Netherlands	4.9%
France	4.6%
Germany	3.9%
Luxembourg	1.7%
Mexico	1.5%
Norway	1.4%
Australia	1.4%
United Kingdom	1.3%
Canada	1.2%
Singapore	1.0%
Malaysia	0.9%
New Zealand	0.8%
Bermuda	0.8%
South Korea	0.8%
Sweden	0.8%
Switzerland	0.6%
Spain	0.6%
Ireland	0.5%
Cayman Islands	0.4%
Denmark	0.2%

100.0%

The following table shows the percent of total investments by credit quality based on Moody’s and Standard & Poor’s ratings as of October 31, 2008 (unaudited):*

AAA	48.9%
AA	1.0%
A	4.9%
BBB	4.2%
BB	17.6%
B	18.4%
CCC	3.6%
NR	1.4%

100.0%

The following table shows the percent of total investments based on effective maturity as of October 31, 2008 (unaudited):*

Less than 1 year	9.7%
1 to 3 year(s)	13.0%
3 to 5 years	14.8%
5 to 10 years	55.6%
10 to 20 years	5.2%
20 to 30 years	1.4%
Greater than 30 years	0.3%

100.0%

*	Calculations exclude equity securities, collateral from securities on loan and segregated cash and cash equivalents, as applicable.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

Assets
Investments in securities, at value (cost $1,096,539,694) including $4,491,852 of securities loaned	$891,966,729
Investments in affiliated money market fund, at value (cost $33,364,978)	33,364,978

Total investments	925,331,707
Segregated cash	1,402,000
Foreign currency, at value (cost $76,791)	73,553
Receivable for securities sold	12,053,108
Principal paydown receivable	1,004,181
Dividends and interest receivable	20,315,378
Unrealized gains on credit default swap transactions	266,906
Unrealized gains on forward foreign currency exchange contracts	21,570,207
Receivable for daily variation margin on open futures contracts	23,984
Receivable for securities lending income	309
Prepaid structuring fee (See Note 4)	2,720,732
Prepaid expenses and other assets	18,225

Total assets	984,780,290

Liabilities
Dividends payable applicable to common shareholders	4,554,707
Payable for securities purchased	20,192,270
Unrealized losses on credit default swap transactions	294,818
Unrealized losses on interest rate swap transactions	18,968
Unrealized losses on forward foreign currency exchange contracts	2,336,038
Premiums received on credit default swap transactions	380,443
Payable for securities on loan	4,714,774
Secured borrowing payable	300,963,330
Payable to investment advisor (See Note 4)	2,666,667
Due to custodian bank	1,470,244
Advisory fee payable	35,879
Due to other related parties	3,904
Accrued expenses and other liabilities	525,220

Total liabilities	338,157,262

Preferred shares at redemption value
$25,000 liquidation value per share applicable to 3,200 shares, including dividends payable of $107,789	80,107,789

Net assets applicable to common shareholders	$566,515,239

Net assets applicable to common shareholders represented by
Paid-in capital	$789,713,810
Undistributed net investment income	26,192,133
Accumulated net realized losses on investments	(63,068,746)
Net unrealized losses on investments	(186,321,958)

Net assets applicable to common shareholders	$566,515,239

Net asset value per share applicable to common shareholders
Based on $566,515,239 divided by 42,055,000 common shares issued and outstanding (100,000,000 common shares authorized)	$13.47

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended October 31, 2008

Investment income
Interest (net of foreign withholding taxes of $65,233)	$83,390,344
Income from affiliate	1,130,645
Securities lending	11,792
Dividends	190,370

Total investment income	84,723,151

Expenses
Advisory fee	6,288,950
Administrative services fee	571,723
Transfer agent fees	32,196
Trustees’ fees and expenses	25,988
Printing and postage expenses	129,378
Custodian and accounting fees	311,480
Professional fees	98,456
Secured borrowing fees	2,350,130
Auction agent fees	669,183
Interest expense	3,990,411
Other	42,291

Total expenses	14,510,186
Less: Expense reductions	(38,219)
Fee waivers	(395,057)

Net expenses	14,076,910

Net investment income	70,646,241

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	(27,536,980)
Foreign currency related transactions	13,206,118
Interest rate swap transactions	(241,173)
Credit default swap transactions	(488,578)

Net realized losses on investments	(15,060,613)
Net change in unrealized gains or losses on investments	(209,925,391)

Net realized and unrealized gains or losses on investments	(224,986,004)
Dividends to preferred shareholders from net investment income	(12,409,243)

Net decrease in net assets applicable to common shareholders resulting from operations	$(166,749,006)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008	2007

Operations
Net investment income	$70,646,241	$72,575,245
Net realized losses on investments	(15,060,613)	(3,479,876)
Net change in unrealized gains or losses on investments	(209,925,391)	15,301,201
Dividends to preferred shareholders from net investment income	(12,409,243)	(21,437,150)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(166,749,006)	62,959,420

Distributions to common shareholders from
Net investment income	(54,654,678)	(54,303,118)
Tax basis return of capital	0	(1,058,084)

Total distributions to common shareholders	(54,654,678)	(55,361,202)

Total increase (decrease) in net assets applicable to common shareholders	(221,403,684)	7,598,218
Net assets applicable to common shareholders
Beginning of period	787,918,923	780,320,705

End of period	$566,515,239	$787,918,923

Undistributed (overdistributed) net investment income	$26,192,133	$(2,554,651)

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

October 31, 2008

Decrease in cash:
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(166,749,006)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(1,131,637,321)
Proceeds from sales of securities	1,097,278,835
Paydowns	58,392,312
Amortization	(3,555,469)
Swap payments made	(729,751)
Preferred share distributions	12,409,243
Sale of short-term investment securities, net	57,789,358
Decrease in dividends and interest receivable	609,587
Decrease in receivable for securities sold	4,180,047
Increase in receivable for principal paydowns	(143,221)
Increase in receivable for daily variation margin on open futures contracts	(23,984)
Decrease in receivable for securities lending income	11,378
Decrease in other assets	117,441
Decrease in payable for securities purchased	(16,281,791)
Decrease in payable for securities on loan	(62,835,423)
Decrease in payable for closed forward currency exchange contracts	(1,918,605)
Increase in premiums received on swaps	236,159
Increase in advisory fees payable	17,969
Increase in due to other related parties payable	2,276
Increase in accrued expenses and other liabilities	227,498
Amortization of prepaid structuring fee	479,268
Unrealized depreciation on investments	227,753,690
Unrealized depreciation on swaps	1,116,631
Unrealized depreciation on futures	137,457
Unrealized appreciation on foreign currency related transactions	(19,082,387)
Change in restricted cash	(1,402,000)
Net realized loss on swaps	729,751
Net realized loss on investments	27,536,980

Net cash provided by operating activities	84,666,922

Cash flows from financing activities:
Cash distributions paid on preferred shares	(12,776,090)
Cash distributions paid on common shares	(54,654,678)
Decrease in reverse repurchase agreements	(2,933,034)
Payable to investment advisor for secured borrowing	(533,333)
Increase in secured borrowing	300,963,330
Redemption of preferred shares	(320,000,000)

Net cash used in financing activities	(89,933,805)

Net decrease in cash	(5,266,883)

Cash (including foreign currency):
Beginning of period	$3,870,192

End of period	$(1,396,691)

Supplemental cash disclosure:
Cash paid for interest	$3,027,081

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Multi-Sector Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The primary investment objective of the Fund is to seek a high level of current income consistent with its overall exposure to domestic interest rate risk.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by

NOTES TO FINANCIAL STATEMENTS continued

the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Reverse repurchase agreements

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing qualified assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.

d. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

e. Futures contracts

In order to gain exposure to, or protect against changes in, security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

f. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign

NOTES TO FINANCIAL STATEMENTS continued

currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

g. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

h. Loans

The Fund may purchase loans through an agent, by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Loans are purchased on a when-issued or delayed delivery basis. Interest income is accrued based on the terms of the securities. Fees earned on loan purchasing activities are recorded as income when earned. Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

i. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

j. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the counterparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

NOTES TO FINANCIAL STATEMENTS continued

k. Interest rate swaps

The Fund may enter into interest rate swap contracts to manage the Fund’s exposure to interest rates. Interest rate swaps involve the exchange between the Fund and another party of their commitments to pay or receive interest based on a notional principal amount.

The value of the swap contract is marked-to-market daily based upon quotations from market makers and any change in value is recorded as an unrealized gain or loss. Payments made or received are recorded as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform or if there are unfavorable changes in the fluctuation of interest rates.

l. Credit default swaps

The Fund may enter into credit default swap contracts. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index in the event of default or bankruptcy. Under the terms of the swap, one party acts as a guarantor and receives a periodic stream of payments that is a fixed percentage applied to a notional principal amount over the term of the swap. The guarantor agrees to purchase the notional amount of the underlying instrument or index, at par, if a credit event occurs during the term of the swap. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The Fund may enter into credit default swaps as either the guarantor or the counterparty.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses. As guarantor, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As counterparty, the Fund could be exposed to risks if the guarantor defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index.

m. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

NOTES TO FINANCIAL STATEMENTS continued

n. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after October 31, 2004.

o. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, premium amortization and consent fees. During the year ended October 31, 2008, the following amounts were reclassified:

Undistributed net investment income	$25,164,464
Accumulated net realized losses on investments	(25,164,464)

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.55% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes. For the year ended October 31, 2008, the advisory fee was equivalent to 0.85% of the Fund’s average daily net assets applicable to common shareholders.

First International Advisors, Inc. d/b/a Evergreen International Advisors, an indirect, wholly-owned subsidiary of Wachovia, is an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia is also an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

On October 3, 2008, Wells Fargo & Company (“Wells Fargo”) and Wachovia announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction

NOTES TO FINANCIAL STATEMENTS continued

that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreements between EIMC and the Fund’s sub-advisors would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and interim sub-advisory agreements with each sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended October 31, 2008, EIMC voluntarily waived its advisory fee in the amount of $395,057.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets. For the year ended October 31, 2008, the administrative fee was equivalent to 0.08% of the Fund’s average daily net assets applicable to common shareholders.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended October 31, 2008, the Fund paid brokerage commissions of $827 to Wachovia Securities, LLC.

4. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of $100,000,000 common shares with no par value. For the year ended October 31, 2008 and the year ended October 31, 2007, the Fund did not issue any common shares.

The Fund has issued 3,200 shares of Auction Market Preferred Shares (“Preferred Shares”) consisting of five series, each with a liquidation value of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared). Dividends on each series of Preferred Shares are cumulative at a rate, which is reset based on the result of an auction. During the year ended October 31, 2008, the Preferred Shares experienced failed auctions and the Fund paid dividends to the holders of Preferred Shares based on the maximum

NOTES TO FINANCIAL STATEMENTS continued

rate allowed under the governing documents for the Preferred Shares. The annualized dividend rate was 4.68% during the year ended October 31, 2008 including the maximum rate for the dates on which auctions failed. The Fund will not declare, pay or set apart for payment any dividend to its common shareholders unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of Preferred Shares through its most recent dividend payment date.

On April 30, 2008, the Fund secured debt financing from a multi-seller commercial paper conduit administered by a major financial institution (the “Facility”) in order to redeem a portion of the Fund’s outstanding Preferred Shares. The Fund’s borrowings under the Facility are generally charged interest at a rate based on the rates of the commercial paper notes issued by the Facility to fund the Fund’s borrowings or at the London Interbank Offered Rate (LIBOR) plus 4%. During the year ended October 31, 2008, the Fund incurred an effective interest rate of 2.92% on the borrowings, which was based on the rates of the commercial paper notes issued by the Facility, and incurred interest of $3,935,902, representing 0.53% of the Fund’s average daily net assets applicable to common shareholders. The Fund has pledged its assets to secure borrowings under the Facility. The Fund pays, on a monthly basis, a liquidity fee at an annual rate of 0.50% of the total commitment amount and a program fee at an annual rate of 0.75% on the daily average outstanding principal amount of borrowings. A structuring fee of $3,200,000 was paid by EIMC on behalf of the Fund, which represents 1.00% of the financing available to the Fund under the Facility. This fee is being amortized over three years. During the year ended October 31, 2008, the Fund recognized amortization expense of $479,269. The Fund will reimburse EIMC over the three year period.

On June 18, 2008, 80% of Preferred Shares had been redeemed through funding under the Facility.

Each series of Preferred Shares is redeemable, in whole or in part, at the option of the Fund on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared). Each series of Preferred Shares is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared) if the asset coverage with respect to the outstanding Preferred Shares fell below 200%.

The holders of Preferred Shares have voting rights equal to the holders of the Fund’s common shares and will vote together with holders of common shares as a single class. Holders of Preferred Shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class.

NOTES TO FINANCIAL STATEMENTS continued

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended October 31, 2008:

Cost of Purchases		Proceeds from Sales

U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government

$216,434,598	$860,814,684	$201,463,635	$820,009,702

Lehman Brothers Holdings, Inc. filed for Chapter 11 bankruptcy protection on September 25, 2008. As of October 31, 2008, all outstanding credit default swap agreements with Lehman Brothers had been terminated.

On October 31, 2008, the Fund had unfunded loan commitments of $901,469 related to its investments in loans with Lehman Brothers acting as agent bank. The market value of these unfunded loans as of October 31, 2008 was $543,496. A court hearing is scheduled for January 14, 2009 to determine the assumption of these loans by Lehman Brothers.

As of October 31, 2008, the Fund had total unfunded loan commitments of $8,116,878.

At October 31, 2008, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Buy:

Exchange Date	Contracts to Receive		U.S. Value at October 31, 2008	In Exchange for U.S. $	Unrealized Gain (Loss)

11/04/2008	101,500,000	JPY	$1,032,974	$985,437	$47,537
11/04/2008	4,103,355,860	JPY	41,760,186	38,630,000	3,130,186
01/07/2009	2,420,000	EUR	3,074,491	3,289,627	(215,136)
02/04/2009	4,204,855,000	JPY	42,658,464	43,064,881	(406,417)

Exchange Date	Contracts to Receive		U.S. Value at October 31, 2008	In Exchange for		U.S. Value at October 31, 2008	Unrealized Gain (Loss)

11/04/2008	3,811,036,000	JPY	$38,785,223	24,400,000	EUR	$31,048,985	$7,736,238
11/04/2008	1,725,784	EUR	2,196,059	215,468,500	JPY	2,192,840	3,219
11/04/2008	11,500,000	EUR	14,633,743	1,579,237,500	JPY	16,072,028	(1,438,285)
11/04/2008	17,383,279	EUR	22,120,211	2,016,330,000	JPY	20,520,354	1,599,857
11/13/2008	31,733,785	JPY	323,060	152,200	GBP	245,659	77,401
11/17/2008	1,224,300,000	JPY	12,465,512	7,000,000	GBP	11,295,544	1,169,968
11/19/2008	720,000,000	JPY	7,331,375	9,523,810	NZD	5,549,835	1,781,540
12/15/2008	1,473,780,000	JPY	15,024,995	21,000,000	AUD	13,898,082	1,126,913
12/15/2008	5,100,000	AUD	3,375,249	357,306,000	JPY	3,642,689	(267,440)
02/04/2009	605,398,000	JPY	6,141,793	4,881,455	EUR	6,150,553	(8,760)

NOTES TO FINANCIAL STATEMENTS continued

Forward Foreign Currency Exchange Contracts to Sell:

Exchange Date	Contracts to Deliver		U.S. Value at October 31, 2008	In Exchange for U.S. $	Unrealized Gain (Loss)

11/04/2008	4,204,855,860	JPY	$42,793,160	$42,880,439	$87,279
11/12/2008	10,965,000	AUD	7,279,111	9,655,779	2,376,668
11/12/2008	10,345,000	NZD	6,033,999	7,152,016	1,118,017
12/15/2008	5,000,000	EUR	6,353,990	6,837,500	483,510
12/15/2008	7,500,000	GBP	12,083,126	12,915,000	831,874

At October 31, 2008, the Fund had short futures contracts outstanding as follows:

Expiration	Contracts	Initial Contract Amount	Value at October 31, 2008	Unrealized Gain (Loss)

December 2008	55 U.S. Treasury	$6,142,592	$6,229,180	$(86,588)
	5 Year Futures
December 2008	65 U.S. Treasury	13,912,959	13,963,828	(50,869)
	2 Year Futures

During the year ended October 31, 2008, the Fund entered into reverse repurchase agreements that had an average daily balance outstanding of $2,271,208 with a weighted average interest rate of 2.40% and paid interest of $54,509. The maximum amount outstanding under reverse repurchase agreements during the year ended October 31, 2008 was $22,976,885 (including accrued interest).

During the year ended October 31, 2008, the Fund loaned securities to certain brokers. At October 31, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $4,491,852 and $4,714,774, respectively.

At October 31, 2008, the Fund had the following interest rate swap contracts outstanding:

	Notional		Cash Flows Paid	Cash Flows Received	Unrealized
Expiration	Amount	Counterparty	by the Fund	by the Fund	Gain (Loss)

11/26/2008	$112,000,000	JPMorgan	Fixed-3.582%	Floating-3.429%[1]	$(18,968)

1	This rate represents the 1 month USD London InterBank Offered Rate (LIBOR) effective for the period from October 27, 2008 through November 26, 2008.

NOTES TO FINANCIAL STATEMENTS continued

At October 31, 2008, the Fund had the following credit default swap contracts outstanding:

Expiration	Counterparty	Reference Debt Obligation/ Index	Notional Amount	Fixed Payments Made by the Fund	Frequency of Payments Made	Unrealized Gain (Loss)

12/20/2013	Deutsche Bank	Expedia, Inc., 7.46%, 08/01/2018	$1,135,000	3.50%	Quarterly	$54,165
12/20/2013	Goldman Sachs	Humana, Inc., 6.30%, 12/22/2008	1,140,000	3.75%	Quarterly	(45,129)
12/20/2013	Goldman Sachs	Sun Microsystems, Inc., 0.75%, 02/01/2014	1,225,000	1.55%	Quarterly	(6,108)
12/20/2013	JPMorgan	Expedia, Inc., 7.46%, 08/01/2018	685,000	5.35%	Quarterly	(18,956)
12/20/2013	UBS	Pulte Homes, Inc., 5.25%, 01/15/2014	1,250,000	2.45%	Quarterly	63,072
12/20/2013	UBS	Motorola, Inc., 6.50%, 09/01/2025	780,000	2.55%	Quarterly	32,051
12/20/2013	UBS	Motorola, Inc., 6.50%, 09/01/2025	610,000	2.58%	Quarterly	24,280
12/20/2013	UBS	Pulte Homes, Inc., 5.25%, 01/15/2014	740,000	2.43%	Quarterly	37,988
12/20/2013	UBS	Motorola, Inc., 6.50%, 09/01/2025	425,000	3.07%	Quarterly	8,410

Expiration	Counterparty	Reference Debt Obligation/ Index	Notional Amount	Fixed Payments Received by the Fund	Frequency of Payments Received	Unrealized Gain (Loss)

6/20/2013	Bank of America	Dow Jones LCDX North America 10 Index	$235,000	3.25%	Quarterly	$13,712
9/20/2013	Deutsche Bank	General Electric Capital Corp., 4.25%, 05/15/2011	450,000	4.00%	Quarterly	(21,281)
12/20/2013	Citigroup	General Electric Capital Corp., 6.00%, 06/15/2012	230,000	4.90%	Quarterly	(3,458)
12/20/2013	Citigroup	General Electric Capital Corp., 6.00%, 06/15/2012	675,000	6.65%	Quarterly	33,228
12/20/2013	Goldman Sachs	General Electric Capital Corp., 6.00%, 06/15/2012	560,000	4.50%	Quarterly	(16,415)
12/13/2049	Citigroup	Markit CMBX North America AJ.3 Index	510,000	1.47%	Monthly	(60,077)
12/13/2049	Deutsche Bank	Markit CMBX North America AJ.3 Index	315,000	1.47%	Monthly	(47,290)
12/13/2049	Goldman Sachs	Markit CMBX North America AJ.3 Index	645,000	1.47%	Monthly	(76,104)

On October 31, 2008, the aggregate cost of securities for federal income tax purposes was $1,136,917,754. The gross unrealized appreciation and depreciation on securities based

NOTES TO FINANCIAL STATEMENTS continued

on tax cost was $113,614,934 and $325,200,981, respectively, with a net unrealized depreciation of $211,586,047.

As of October 31, 2008, the Fund had $56,193,121 in capital loss carryovers for federal income tax purposes with $10,962,010 expiring in 2014, $7,365,369 expiring in 2015 and $37,865,742 expiring in 2016.

6. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryovers	Temporary Book/ Tax Differences

$50,616,311	$212,795,792	$56,193,121	$(4,825,969)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization, futures contracts, forward contracts and swap contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended October 31,

	2008	2007

Ordinary Income	$67,063,921	$75,740,268
Return of Capital	0	1,058,084

7. EXPENSE REDUCTIONS

Through expense offset arrangements with the Fund’s custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS continued

9. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits. In addition, certain Evergreen funds, EIMC and certain of EIMC’s affiliates are currently, and may in the future be, subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC and EIS concerning alleged issues surrounding the drop in net asset value of the Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of the Evergreen fund to which these financial statements relate.

The Fund participated in transactions with other clients of EIMC that were effected through intermediaries rather than in accordance with the Fund’s procedures under Rule 17a-7 under the Investment Company Act of 1940, as amended. A review of these transactions is ongoing. EIMC has agreed to reimburse the Fund the amount of any commissions or mark-ups paid by the Fund in connection with those transactions that are determined to have been effected in violation of applicable law. The Fund continues to review these transactions and to consider whether other amounts may be payable to the Fund in respect of the transactions.

10. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of

NOTES TO FINANCIAL STATEMENTS continued

certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

In September 2008, FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FASB Staff Position (1) amends FASB Statement No. 133 to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument (2) amends FASB Interpretation No. 45 to require additional disclosure about the current status of the payment/performance risk of a guarantee and (3) clarifies the effective date of FAS 161. Management of the Fund does not believe the adoption of this FASB Staff Position will materially impact the financial statement amounts, but will require additional disclosures. This FASB Staff Position is effective for reporting periods (annual or interim) ending after November 15, 2008.

11. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration Date	Record Date	Payable Date	Net Investment Income

October 17, 2008	November 17, 2008	December 1, 2008	$0.1083
November 24, 2008	December 15, 2008	January 2, 2009	$0.1083
December 4, 2008	January 16, 2009	February 2, 2009	$0.1083

These distributions are not reflected in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Multi-Sector Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Multi-Sector Income Fund as of October 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Multi-Sector Income Fund as of October 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 16, 2009

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, First International Advisers, Inc., d/b/a Evergreen International Advisors and Tattersall Advisory Group, Inc. (the “Sub-Advisors”), or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Multi-Sector Income Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC, the Sub-Advisors, and Keil

ADDITIONAL INFORMATION (unaudited) continued

provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the Sub-Advisors with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services

ADDITIONAL INFORMATION (unaudited) continued

provided by EIMC and the Sub-Advisors. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions that hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrange-

ADDITIONAL INFORMATION (unaudited) continued

ments, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC and the Sub-Advisors formulate and implement an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and the Sub-Advisors were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within

ADDITIONAL INFORMATION (unaudited) continued

the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the Sub-Advisors and EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees noted that, for the one- and three-year periods ended December 31, 2007, the net asset value performance of the Fund’s common shares was below that of the broad-based securities index against which the Trustees compared the Fund’s performance. The Trustees also noted that the net asset value performance of the Fund’s common shares was in the fifth quintile for the three-year period ended December 31, 2007, and in the second quintile for the one-year period ended December 31, 2007, of the non-Evergreen funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was higher than the average management fee paid by most of the non-Evergreen mutual funds against which the Trustees compared the Fund’s management fee, and noted that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

ADDITIONAL INFORMATION (unaudited) continued

Economies of scale. The Trustees considered that, in light of the fact that the Fund was not making a continuous offering of its shares, the likelihood of economies of scale following the Fund’s initial offering was relatively low, although they determined to continue to monitor the Fund’s expense ratio and the profitability of the investment advisory agreements to EIMC in light of future growth of the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Investment Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses, including EIMC. As a result of this transaction, the funds’ investment advisory and sub-advisory agreements were expected to terminate. Accordingly, on October 20, 2008 the Board of Trustees approved interim investment advisory and sub-advisory agreements for the funds. In approving these interim advisory arrangements, the Trustees noted EIMC’s representation that the scope and quality of the services provided to the funds during the term of the interim contracts would be at least equivalent to the scope and quality of the services provided under the previous advisory agreements and that the terms of the interim agreements are substantially similar to the funds’ previous advisory agreements except that the interim agreements will be in effect for a period of no more than 150 days and certain advisory fees will be placed in escrow until new advisory agreements are approved.

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (open market purchases) on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
Dennis H. Ferro[4] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Kasey Phillips[5] Treasurer DOB: 12/12/1970 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[5] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[5] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Fund, as defined in the 1940 Act, because of his law firm’s representation of affiliates of Wells Fargo & Company (“Wells Fargo”). Wells Fargo and Wachovia Corporation announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia Corporation in a whole company transaction that will include the Fund’s investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
4	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
5	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

568263 rv6 12/2008

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of the Registrant’s annual financial statements for the fiscal years ended October 31, 2008 and October 31, 2007, and fees billed for other services rendered by KPMG LLP.

	2008	2007

Audit fees	$53,175	$49,375
Audit-related fees	0	0
Tax fees (1)	727	0
Non-audit fees (2)	912,374	1,208,367
All other fees	0	0

(1)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(2)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Income Advantage Fund

Evergreen Managed Income Fund

Evergreen Utilities and High Income Fund

Evergreen International Balanced Income Fund

Evergreen Global Dividend Opportunity Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Russell A. Salton, III, Charles A. Austin III and the Chairman of the Committee, Patricia B. Norris, each of whom is an Independent Trustee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, Evergreen Investment Management Company, LLC (the “Advisor”).

Proxy Voting Policy and Procedures

Evergreen Investment Management Company, LLC — February 1, 2007

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients’ best interest.

Proxy Committee

Evergreen has established a proxy committee (Committee) which is a sub-committee of Evergreen’s Investment Policy Committee. The Committee is responsible for approving Evergreen’s proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

Evergreen does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen’s Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2007.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
•	Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;
•	Attendance at board and committee meetings;
•	Corporate governance provisions and takeover activity;
•	Disclosures under Section 404 of the Sarbanes-Oxley Act;
•	Long-term company performance relative to a market and peer index;
•	Extent of the director’s investment in the company;
•	Existence of related party transactions;
•	Whether the chairman is also serving as CEO;
•	Whether a retired CEO sits on the board;
•	Number of outside boards at which a director serves.

•	Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•

The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
•

The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.

WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.
•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between chief executive pay and company performance;
•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	The company fails to submit one-time transfers of stock options to a shareholder vote;
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	The company has backdated options (see “Options Backdating” policy);
•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

•	Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
•	Serving as liaison between the chairman and the independent directors,
•	Approving information sent to the board,
•	Approving meeting agendas for the board,
•	Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
•	Having the authority to call meetings of the independent directors,
•	If requested by major shareholders, ensuring that he is available for consultation and direct communication;
•	Two-thirds independent board;
•	All-independent key committees;
•	Established governance guidelines;
•	The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or
•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

•	Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);
•	Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);
•	Huge bonus payouts without justifiable performance linkage or proper disclosure;
•	Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);
•

Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

•	New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);
•	Excessive severance provisions (e.g., including excessive change in control payments);
•	Change in control payouts without loss of job or substantial diminution of job duties;
•	Internal pay disparity;
•	Options backdating (covered in a separate policy); and

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits the repricing of stock options without prior shareholder approval;
•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
•	The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•	Stock ownership guidelines with a minimum of three times the annual cash retainer.
•	Vesting schedule or mandatory holding/deferral period:
•	A minimum vesting of three years for stock options or restricted stock; or
•	Deferred stock payable at the end of a three-year deferral period.
•	A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites for non-employee directors; and
•	A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•	Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Length of time of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;
•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•	A trigger beyond the control of management;
•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
•

Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;
•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
•	The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;
•	Deviation from established industry pricing norms;
•	The company’s existing initiatives to provide its products to needy consumers;
•	Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;
•	The company intends to pursue operations in the ANWR; and
•	The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
•	The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;
•	The company already evaluates and substantially discloses such information; or,
•	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;
•	Market in which the fund invests;
•	Measures taken by the board to address the discount; and
•	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are concerns about the accounts presented or audit procedures used; or
•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	there are serious concerns about the accounts presented or the audit procedures used;
•	the auditors are being changed without explanation; or
•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;
•	questions exist concerning any of the statutory auditors being appointed; or
•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	the payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been met in a timely fashion;
•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests; and
•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in question; or
•	legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or
•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

•	clear evidence of past abuse of the authority is available; or
•	the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, we review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause more scrutiny.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Andrew Cestone is the Head of Global High Yield and Senior Portfolio Manager of Tattersall Advisory Group’s Global High Yield Team. He has been with Tattersall Advisory Group since 2007. Previously, he served as the Managing Director and Chief Investment Officer of the Global High Yield Team with Deutsche Asset Management Group from 1998 to 2006.

Robert A. Calhoun, CFA is the Chief Investment Officer and Executive Managing Director of Tattersall Advisory Group. He also serves as Chair of the Investment Review Committee. He has been with Tattersall Advisory Group since 1988. This experience includes serving first as a Research Analyst and later as Managing Director of Research. He was appointed Chief Investment Officer in 2000 and named Executive Managing Director in 2003.

Michael William Lee is the Director of Trading and Senior Portfolio Manager for Evergreen International Advisors. He is one of four senior member of the investment team that forms the Investment Strategy Committee. Michael has been with Evergreen or one of its predecessor firms since 1992.

Tony Norris is Managing Director, Chief Investment Officer and Senior Portfolio Manager with Evergreen International Advisors. Tony has been with Evergreen or one of its predecessor firms since 1990.

Alex Perrin is the Director of Research and Senior Portfolio Manager with Evergreen International Advisors. He is one of four senior member of the investment team that forms the Investment Strategy Committee. Alex has been with Evergreen or one of its predecessor firms since 1992.

Peter Wilson is Managing Director, Chief Operating Officer and Senior Portfolio Manager with Evergreen International Advisors. Peter is one of four senior member of the investment team that forms the Investment Strategy Committee. Peter has been with Evergreen or one of its predecessor firms since 1989.

Richard Applebach, CFA is a Director and Senior Portfolio Specialist for Tattersall Advisory Group. He has been with Tattersall Advisory Group or an affiliate firm since 2005. Prior to joining Tattersall, he served as an Institutional Client Manager for Evergreen (2002-2005) and as a Fixed Income Portfolio Manager with INVESCO (2000-2002).

Christopher Kauffman, CFA is an Associate Director and Senior Portfolio Manager wit the Multi-Strategy Fixed Income team of Tattersall Advisory Group. He has been with Tattersall Advisory Group or an affiliate firm since 2003. Previously, he served as Investment Officer for NISA Investment Advisors (1997-2003).

Todd C. Kuimlian, CFA, CPA is a Director and Senior Portfolio Manager with the Multi-Strategy Fixed Income team of Tattersall Advisory Group. He has been with Tattersall Advisory Group or an affiliate firm since 2001. Prior to joining Tattersall, he served as an Associate Director for Evergreen affiliates FCG and Mentor Investment Group (1994-2001).

Other Funds and Accounts Managed. The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Fund as of the Fund’s most recent fiscal year ended October 31, 2008.

Portfolio Manager		(Assets in thousands)
Robert Calhoun	Assets of registered investment companies managed
	Name of Fund
	Evergreen Core Plus Fund*	$182,377
	Evergreen Core Bond Fund	1,248,531
	Evergreen Institutional Mortgage Port	18,966
	Evergreen Multi-Sector Income Fund*	566,703
	Evergreen Short Intermediate Bond Fund	263,636
	Evergreen VA Core Bond Fund	32,708
	TOTAL	$2,312,921
	Those subject to performance fee
	Number of other pooled investment vehicles managed	7
	Assets of other pooled investment vehicles managed	$1,369,036
	Number of those subject to performance fee	0

Portfolio Manager		(Assets in thousands)
	Number of other accounts managed	96
	Assets of other accounts managed	$6,651,484
	Number of those subject to performance fee	1

* Mr. Calhoun is not fully responsible for the management of the entire portfolios of Evergreen Core Plus Bond Fund and the Evergreen Multi Sector Income Fund. As of October 31, 2008, he was responsible only for approximately $425.5 million of the $749.1 million in assets in these funds.

Rich Applebach	Assets of registered investment companies managed Name of Fund
	Evergreen Adjustable Rate Fixed Income	$1,507,770
	Evergreen Multi-Sector Income Fund*	566,703
	Evergreen U.S. Government Fund	827,602
	TOTAL	$2,902,075
	Those subject to performance fee
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	$0
	Number of those subject to performance fee	0
	Number of other accounts managed	1
	Assets of other accounts managed	$71,681
	Number of those subject to performance fee

* Mr. Applebach is not fully responsible for the management of the entire portfolio of the Evergreen Multi-Sector Income Fund. As of October 31, 2008, he was responsible only for approximately $276.8 million of the $566.7 million in assets in these funds.

Andrew Cestone	Assets of registered investment companies managed
	Name of Fund
	Evergreen Core Plus Bond Fund*	$182,377
	Evergreen High Income Bond Fund	406,848
	Evergreen Income Advantage Fund	506,315
	Evergreen Multi-Sector Income Fund*	566,703
	Evergreen Utilities & High Income Fund*	103,813
	Evergreen VA High Income Fund	24,322
	TOTAL	$1,790,378
	Those subject to performance fee
	Number of other pooled investment vehicles managed	1
	Assets of other pooled investment vehicles managed	$49,314
	Number of those subject to performance fee

Portfolio Manager		(Assets in thousands)
	Number of other accounts managed	6
	Assets of other accounts managed	$235,471
	Number of those subject to performance fee

* Mr. Cestone is not fully responsible for the management of the entire portfolios of Evergreen Core Plus Bond Fund, the Evergreen Multi Sector Income Fund and the Evergreen Utilities & High Income Fund. As of October 31, 2008, he was responsible only for approximately $114.9 million of the $749.1 million in assets in these funds.

Todd Kuimjian	Assets of registered investment companies managed
	Name of Fund
	Evergreen Adjustable Rate Fixed Income	$1,507,770
	Evergreen Core Plus Bond Fund*	182,377
	Evergreen Core Bond Fund	1,248,531
	Evergreen Institutional Mortgage Port	18,966
	Evergreen Multi-Sector Income Fund*	566,703
	Evergreen Short Intermediate Bond Fund	263,636
	Evergreen U.S. Government Fund	827,602
	Evergreen VA Core Bond Fund	32,708
	TOTAL	$4,648,293
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	7
	Assets of other pooled investment vehicles managed	$1,369,036
	Number of those subject to performance fee	0
	Assets of those subject to performance fee
	Number of other accounts managed	97
	Assets of other accounts managed	$6,723,165
	Number of those subject to performance fee	1
	Assets of those subject to performance fee	$346,767

* Mr. Kuimjian is not fully responsible for the management of the entire portfolios of Evergreen Core Plus Bond Fund and the Evergreen Multi-Sector Income Fund. As of October 31, 2008, he was responsible only for approximately $425.5 million of the $749.1 million in assets in these funds.

Christopher Kauffman	Assets of registered investment companies managed
	Name of Fund
	Evergreen Adjustable Rate Fixed Income	$1,507,770
	Evergreen Institutional Mortgage Port	18,966
	Evergreen Multi-Sector Income Fund*	566,703
	Evergreen U.S. Government Fund	827,602
	TOTAL	$2,921,041
	Those subject to performance fee
	Number of other pooled investment vehicles managed	7
	Assets of other pooled investment vehicles managed	$1,369,036
	Number of those subject to performance fee

Portfolio Manager		(Assets in thousands)
	Assets of those subject to performance fee	$0
	Number of other accounts managed	97
	Assets of other accounts managed	$6,723,165
	Number of those subject to performance fee	1
	Assets of those subject to performance fee	$346,767

* Mr. Kauffman is not fully responsible for the management of the entire portfolio of the Evergreen Multi-Sector Income Fund. As of October 31, 2008, he was responsible only for approximately $276.8 million of the $566.7 million in assets in these funds.

Portfolio Manager		(Assets in thousands)
Peter Wilson	Assets of registered investment companies managed
	Evergreen Core Plus Bond Fund*	$182,377
	Evergreen International Bond Fund	1,007,451
	Evergreen Multi Sector Income Fund Total*	566,703
	Evergreen International Balanced Income Fund*	160,566
	TOTAL	$1,917,097
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	5
	Assets of other pooled investment vehicles managed	$1,117,702
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed	24
	Assets of other accounts managed	$6,002,772
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0

* Mr. Wilson is not fully responsible for the management of the entire portfolios of Evergreen Core Plus Bond Fund, Evergreen Multi Sector Income Fund and Evergreen International Balanced Income Fund. As of October 31, 2008, he was responsible only for approximately $313.0 million of the $909.6 million in assets in these funds.

Portfolio Manager		(Assets in thousands)
Anthony J. Norris	Assets of registered investment companies managed
	Evergreen Core Plus Bond Fund*	$182,377
	Evergreen International Bond Fund	1,007,451
	Evergreen Multi Sector Income Fund Total*	566,703
	Evergreen International Balanced Income Fund*	160,566
	TOTAL	$1,917,097
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	5
	Assets of other pooled investment vehicles managed	$1,117,702
	Number of those subject to performance fee	0

Portfolio Manager		(Assets in thousands)
	Assets of those subject to performance fee	$0
	Number of other accounts managed	24
	Assets of other accounts managed	$6,002,772
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0

* Mr. Norris is not fully responsible for the management of the entire portfolios of Evergreen Core Plus Bond Fund, Evergreen Multi Sector Income Fund and Evergreen International Balanced Income Fund. As of October 31, 2008, he was responsible only for approximately $313.0 million of the $909.6 million in assets in these funds.

Alex Perrin	Assets of registered investment companies managed
	Evergreen Core Plus Bond Fund*	$182,377
	Evergreen International Bond Fund	1,007,451
	Evergreen Multi Sector Income Fund Total*	566,703
	Evergreen International Balanced Income Fund*	160,566
	TOTAL	$1,917,097
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	5
	Assets of other pooled investment vehicles managed	$1,117,702
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed	24
	Assets of other accounts managed	$6,002,772
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0

* Mr. Perrin is not fully responsible for the management of the entire portfolios of Evergreen Core Plus Bond Fund, Evergreen Multi Sector Income Fund and Evergreen International Balanced Income Fund. As of October 31, 2008, he was responsible only for approximately $313.0 million of the $909.6 million in assets in these funds.

Portfolio Manager		(Assets in thousands)
Michael Lee	Assets of registered investment companies managed
	Evergreen Core Plus Bond Fund*	$182,377
	Evergreen International Bond Fund	1,007,451
	Evergreen Multi Sector Income Fund Total*	566,703
	Evergreen International Balanced Income Fund*	160,566
	TOTAL	$1,917,097
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	5
	Assets of other pooled investment vehicles managed	$1,117,702
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed	24
	Assets of other accounts managed	$6,002,772
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0

* Mr. Lee is not fully responsible for the management of the entire portfolios of Evergreen Core Plus Bond Fund, Evergreen Multi Sector Income Fund and Evergreen International Balanced Income Fund. As of October 31, 2008, he was responsible only for approximately $313.0 million of the $909.6 million in assets in these funds.

Conflicts of Interest. EIMC, TAG and EIA. Portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of EIMC require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a Fund’s advisor or sub-advisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

Neither EIMC,TAG or EIA receive a performance fee for its management of the Funds, other than Evergreen Enhanced S&P 500® Fund. EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC or a sub-advisor). The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC, TAG or EIA have policies and procedures to address the various potential conflicts of interest described above. Each advisor has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, each advisor has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Compensation. EIMC, TAG and EIA. For EIMC, TAG and EIA, portfolio managers’ compensation consists primarily of a base salary and an annual bonus. Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants.

The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year. Unless described in further detail below, none of the portfolio managers of the Funds has predetermined bonus arrangements. The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component. The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company. The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment performance component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2008, the investment performance component of each portfolio manager’s bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change for purposes of calculating bonus compensation for calendar year 2009.

Portfolio Manager	Benchmark
Andrew Cestone	Lipper High Current Yield Funds
Robert Calhoun	Callan Core Bond
Callan Intermediate
Lipper Intermediate Investment Grade
Lipper Short-Intermediate Investment Grade
Michael William Lee	Lipper International Income Funds
Tony Norris	Lipper International Income Funds
Alex Perrin	Lipper International Income Funds
Peter Wilson	Lipper International Income Funds
Richard Applebach	Lipper Multi Sector Income
Lipper Intermediate US Govt
Lipper Short Intermediate Investment Grade Fund Universe.
Christopher Kauffman	Callan Core Bond
Callan Intermediate
Lipper Intermediate Investment Grade
Lipper Short-Intermediate Investment Grade Funds
Todd Kuimjian	Callan Core Bond
Callan Intermediate
Lipper Intermediate Investment Grade
Lipper Short-Intermediate Investment Grade Funds

EIMC portfolio managers that manage certain privately offered pooled investment vehicles may also receive a portion of the advisory fees and/or performance fees charged by EIMC (or an affiliate of EIMC) to such clients. Unless described in further detail below, none of the portfolio managers of the Funds receives such compensation.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

•	medical, dental, vision and prescription benefits,
•	life, disability and long-term care insurance,
•	before-tax spending accounts relating to dependent care, health care, transportation and parking, and
•	various other services, such as family counseling and employee assistance programs, prepaid ordiscounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Fund Holdings. The table below presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Fund’’ fiscal year ended October 31, 2008. Holdings include (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings,

(ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, and (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Evergreen Multi Sector Fund
Andrew Cestone	$100,001-$500,000
Robert Calhoun	None
Michael William Lee	None
Tony Norris	None
Alex Perrin	None
Peter Wilson	None
Richard Applebach	None
Christopher Kauffman	None
Todd Kuimjian	None

Evergreen Family of Funds
Andrew Cestone	$100,001-$500,000
Robert Calhoun	over $1,000,000
Michael William Lee	None
Tony Norris	None
Alex Perrin	None
Peter Wilson	None
Richard Applebach	$100,001-$500,000
Christopher Kauffman	$10,001-$50,000
Todd Kuimjian	$50,001-$100,000

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2007. Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Peter Cziesko	$100,001 – $500,000
Executive Managing Director and
President of Global Distribution, EIMC
Dennis Ferro	Over $1,000,000
Chief Executive Officer, EIMC
Richard Gershen	$500,001 – $1,000,000
Executive Managing Director and
Head of Business Management and
Strategy, EIMC
W. Douglas Munn	$500,001 – $1,000,000
Chief Operating Officer, EIMC
Patrick O’Brien	Over $1,000,000
President, Institutional Division, EIMC

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If applicable/not applicable at this time.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Multi-Sector Income Fund
By:

W. Douglas Munn
Principal Executive Officer

Date: January 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:

W. Douglas Munn
Principal Executive Officer

Date: January 20, 2009

By:

Kasey Phillips
Principal Financial Officer

Date: January 20, 2009